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                         AMENDED AND RESTATED INDENTURE

                                     between

                               PECOM ENERGIA S.A.

                                       and

                                 CITIBANK, N.A.,

                                   as Trustee

                           Dated as of August 1, 2002

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                                TABLE OF CONTENTS

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                          ARTICLE ONE

               DEFINITIONS AND OTHER PROVISIONS
                    OF GENERAL APPLICATION

Section 101. Definitions................................................................................      2

Section 102. Compliance Certificates and Opinions.......................................................     11

Section 103. Form of Documents Delivered to Trustee.....................................................     12

Section 104. Acts of Securityholders....................................................................     12

Section 105. Meetings of Securityholders................................................................     13

Section 106. Notices, etc., to Trustee and Company......................................................     14

Section 107. Notices to Securityholders; Waiver.........................................................     15

Section 108. Effect of Headings and Table of Contents...................................................     15

Section 109. Successors and Assigns.....................................................................     15

Section 110. Separability Clause........................................................................     16

Section 111. Benefits of Indenture......................................................................     16

Section 112. Governing Law..............................................................................     16

Section 113. Consent to Jurisdiction and Service of Process.............................................     16

Section 114. Waiver of Immunity.........................................................................     17

Section 115. No Personal Liability of Incorporators, etc................................................     17

Section 116. Legal Holidays.............................................................................     17

Section 117. Judgment Currency..........................................................................     18

Section 118. Counterparts...............................................................................     18
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                          ARTICLE TWO

                        SECURITY FORMS

Section 201. Forms Generally............................................................................     18

Section 202. Forms of Securities........................................................................     19

Section 203. Form of Trustee's Certificate of Authentication............................................     20

Section 204. Securities Issuable in the Form of Global Securities.......................................     20

Section 205. Restrictive Legends........................................................................     23

                         ARTICLE THREE

                        THE SECURITIES

Section 301. General Title; General Limitations; Issuable in Series; Terms of Particular Series.........     24

Section 302. Denominations..............................................................................     26

Section 303. Execution, Authentication and Delivery and Dating..........................................     26

Section 304. Temporary Securities.......................................................................     27

Section 305. Registration, Transfer and Exchange........................................................     28

Section 306. Special Transfer Provisions................................................................     30

Section 307. Mutilated, Destroyed, Lost and Stolen Securities...........................................     32

Section 308. Payment of Interest; Interest Rights Preserved.............................................     33

Section 309. Taxation...................................................................................     34

Section 310. Persons Deemed Owners......................................................................     35

Section 311. Cancellation...............................................................................     36

Section 312. Computation of Interest....................................................................     36

Section 313. Medium-Term Securities.....................................................................     36

Section 314. CUSIP, CINS and ISIN Numbers and Common Codes..............................................     36
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                         ARTICLE FOUR

                  SATISFACTION AND DISCHARGE

Section 401. Satisfaction and Discharge of Indenture....................................................     37

Section 402. Application of Trust Money.................................................................     38

                         ARTICLE FIVE

                           REMEDIES

Section 501. Events of Default..........................................................................     38

Section 502. Acceleration of Maturity; Rescission and Annulment.........................................     40

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee............................     42

Section 504. Trustee May File Proofs of Claim...........................................................     42

Section 505. Trustee May Enforce Claims Without Possession of Securities................................     43

Section 506. Application of Money Collected.............................................................     43

Section 507. Limitation on Suits........................................................................     44

Section 508. Unconditional Right of Securityholders to Receive Principal, Premium and Interest..........     44

Section 509. Restoration of Rights and Remedies.........................................................     45

Section 510. Rights and Remedies Cumulative.............................................................     45

Section 511. Delay or Omission Not Waiver...............................................................     45

Section 512. Control by Securityholders.................................................................     45

Section 513. Waiver of Past Defaults....................................................................     45

Section 514. Undertaking for Costs......................................................................     46

Section 515. Waiver of Stay or Extension Laws...........................................................     46

                          ARTICLE SIX

                          THE TRUSTEE

Section 601. Certain Duties and Responsibilities........................................................     46
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Section 602. Notice of Defaults.........................................................................     47

Section 603. Certain Rights of Trustee..................................................................     48

Section 604. Not Responsible for Recitals or Issuance of Securities.....................................     49

Section 605. May Hold Securities........................................................................     49

Section 606. Money Held in Trust........................................................................     49

Section 607. Compensation and Reimbursement.............................................................     49

Section 608. Corporate Trustee Required; Eligibility....................................................     50

Section 609. Resignation and Removal; Appointment of Successor..........................................     50

Section 610. Acceptance of Appointment by Successor.....................................................     52

Section 611. Merger, Conversion, Consolidation or Succession to Business................................     53

Section 612. Appointment of Authenticating Agent........................................................     53

Section 613. Trustee's Application for Instructions for the Company.....................................     54

                         ARTICLE SEVEN

                  SECURITYHOLDERS' LISTS AND
                      COMPANY INFORMATION

Section 701. Company to Furnish Trustee Names and Addresses of Securityholders..........................     55

Section 702. Preservation of Information; Communications to Securityholders.............................     55

Section 703. Company to Furnish Information.............................................................     56

                         ARTICLE EIGHT

         CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 801. Company May Consolidate, etc., on Certain Terms............................................     56

Section 802. Successor Corporation Substituted..........................................................     57

                         ARTICLE NINE

                    SUPPLEMENTAL INDENTURES

Section 901. Supplemental Indentures Without Consent of Securityholders.................................     57
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Section 902. Supplemental Indentures with Consent of Securityholders....................................     58

Section 903. Execution of Supplemental Indentures.......................................................     59

Section 904. Effect of Supplemental Indentures..........................................................     59

Section 905. Reference in Securities to Supplemental Indentures.........................................     60

                          ARTICLE TEN

                           COVENANTS

Section 1001. Payment of Principal, Premium and Interest................................................     60

Section 1002. Maintenance of Office or Agency...........................................................     60

Section 1003. Money for Security Payments to be Held in Trust...........................................     60

Section 1004. Statement as to Compliance................................................................     62

Section 1005. Corporate Existence.......................................................................     62

Section 1006. Limitation on Liens.......................................................................     62

Section 1007. Maintenance of Books and Records..........................................................     64

Section 1008. Further Assurances........................................................................     64

Section 1009. Financial Statements......................................................................     64

Section 1010. Calculation of Original Issue Discount....................................................     64

                        ARTICLE ELEVEN

                   REDEMPTION OF SECURITIES

Section 1101. Applicability of Article..................................................................     65

Section 1102. Election to Redeem; Notice to Trustee.....................................................     65

Section 1103. Selection by Trustee of Securities to be Redeemed.........................................     65

Section 1104. Notice of Redemption......................................................................     66

Section 1105. Deposit of Redemption Price...............................................................     66

Section 1106. Securities Payable on Redemption Date.....................................................     67

Section 1107. Securities Redeemed in Part...............................................................     67
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Section 1108. Provisions with Respect to any Sinking Funds..............................................     67

Section 1109. Optional Redemption in the Event of Change in Argentine Tax Treatment.....................     68

Section 1110. Purchase of Securities by the Company.....................................................     69

                        ARTICLE TWELVE

              DEFEASANCE AND COVENANT DEFEASANCE

Section 1201. Company's Option to Effect Defeasance or Covenant Defeasance..............................     69

Section 1202. Defeasance and Discharge..................................................................     69

Section 1203. Covenant Defeasance.......................................................................     70

Section 1204. Conditions to Defeasance or Covenant Defeasance...........................................     70

Section 1205. Deposited Money and Government Obligations to be Held in Trust; Other Miscellaneous
              Provisions................................................................................     72

Section 1206. Reinstatement.............................................................................     72
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                            THIS AMENDED AND RESTATED INDENTURE dated as of
                       August 1, 2002 (this "Indenture"), between PECOM ENERGIA
                       S.A., an Argentine stock corporation (sociedad anonima)
                       (hereinafter called the "Company"), having its principal
                       office at Maipu 1, 1599 Buenos Aires, Argentina, and
                       CITIBANK, N.A., a national banking association duly
                       incorporated and existing under the laws of the United
                       States of America, as trustee hereunder (the "Trustee").

                             Recitals of the Company

                  The Company has duly authorized the issuance of up to US$2,500,000,000 (or its equivalent in other Currencies) aggregate principal amount of Medium-Term Notes of the Company due from not less than seven days from the date of issue (the "Medium-Term Notes") by resolutions of the shareholders of the Company passed at a meeting held on June 10, 2002 and of the Board of Directors of the Company passed at a meeting held on May 31, 2002.

                  The Company was incorporated as a sociedad anonima under the laws of Argentina on November 6, 1946, and was registered in the Public Registry of Commerce (Registro Publico del Comercio) of the Federal Capital (Capital Federal) on November 17, 1947 under No. 759, Folio 569, Book 47 of Volume A of the Estatutos Nacionales.

                  As of December 31, 2001, the Company had a capital stock of Ps 779,424,273 Argentine Pesos and a total shareholders' equity of Ps 2,817,000,000 Argentine Pesos.

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Medium-Term Notes and other notes, bonds or other evidences of indebtedness of the Company.

                  This Indenture amends and restates the indenture dated May 1, 1998 between the Company and the Trustee (the "Old Indenture"), in respect only of Securities issued under this Indenture on or after the date hereof, and shall not affect any Series of Securities issued pursuant to the Old Indenture prior to the date hereof.

                  All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                            Agreements of the Parties

                  To set forth or to provide for the establishment of the terms and conditions upon which the Securities are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Securities by the Holders thereof, it is mutually covenanted and agreed as follows, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as the case may be:

                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

                  Section 101. Definitions. For all purposes of this Indenture and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in Argentina at the date of such computation;

                  (c) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (d) "including" and words of similar import shall be deemed to be followed by "without limitation".

                  "2002 Existing Notes" means the Company's 7 7/8% Notes due 2002, issued pursuant to an indenture dated August 1, 1997 among PASA S.A. (the predecessor of the Company), The Chase Manhattan Bank, New York, as Trustee, New York Paying Agent, Transfer Agent and Co-Registrar, The Chase Manhattan Bank, London, as London Issuing and Principal Paying Agent, Transfer Agent and Calculation Agent, The Chase Manhattan Bank, Buenos Aires, as Registrar, Transfer Agent and Buenos Aires Paying Agent and Chase Manhattan Bank Luxembourg S.A., as Paying Agent and Transfer Agent.

                  "Act", when used with respect to any Securityholder, has the meaning specified in Section 104.

                  "Additional Amounts" has the meaning specified in Section 309.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

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                  "Agent Members" has the meaning specified in Section 204(a).

                  "Argentina" means the Republic of Argentina.

                  "Argentine GAAP" means generally accepted accounting principles as applied in Argentina.

                  "Argentine Government" means the Government of Argentina.

                  "Authenticating Agent" means any Person authorized by the Trustee to authenticate Securities under Section 612.

                  "Bankruptcy Law" has the meaning specified in Section 501.

                  "Board of Directors" means the board of directors of the Company.

                  "Business Day" means each day which is neither a Saturday, Sunday nor other day on which banking institutions in the pertinent Place or Places of Payment are authorized or required by law or executive order to be closed.

                  "Cede" means CEDE & Co., a nominee for DTC.

                  "Clearstream Luxembourg" means Clearstream Banking, societe anonyme, or its successor.

                  "CNV" means the National Securities Commission of Argentina (Comision Nacional de Valores), which at the date hereof is located at 25 de Mayo, 175 Buenos Aires, Argentina, or, if at any time after the execution of this instrument the CNV is not existing and performing the duties now assigned to it under Argentine Law, then the body performing such duties at such time.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Exchange Act, then the body performing such duties at such time.

                  "Common Depositary" means such depositary common to Euroclear and Clearstream Luxembourg at such offices as shall be notified by both of them to the Trustee from time to time.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have succeeded to such Person pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Companies Law" means Argentine Law No. 19,550, as amended.

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                  "Company Order" means a written order signed in the name of the Company by any two of the following: its Chairman of the Board, Vice Chairman of the Board, its Controller, a Director, its principal financial officer, its principal accounting officer or any other officer, employee or agent of the Company duly authorized by a Corporate Resolution and delivered to the Trustee.

                  "Company Request" means a written request delivered to the Trustee and signed in the name of the Company by any two of the following: its Chairman of the Board, Vice Chairman of the Board, its Treasurer, its Assistant Treasurer, its Controller, its Assistant Controller, any of its Directors, its principal financial officer, its principal accounting officer or any other officer, employee or agent of the Company duly authorized by a Corporate Resolution.

                  "Consolidated Assets" means the aggregate amount of assets as shown on the Company's most recent consolidated balance sheet filed with the CNV.

                  "Consent" means a written consent signed in the name of the Company by any two of the following: its Chairman of the Board, Vice Chairman of the Board, President or a Vice President, a Director, its Treasurer, Assistant Treasurer, its Controller, Assistant Controller, its principal financial officer, its principal accounting officer or any other officer, employee or agent of the Company duly authorized by a Corporate Resolution and delivered to the Trustee.

                  "Corporate Resolution" means a copy of a resolution of the Board of Directors of the Company or the shareholders thereof certified by a notary public to have been duly adopted by the Board of Directors or the shareholders of the Company, as the case may be, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 111 Wall Street, 14th Floor, Zone 3, New York, New York 10005, Attention: Agency and Trust, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

                  "Court Day" means any day on which judicial courts are open to hear cases in ordinary matters in the jurisdiction where the Company or the applicable Material Subsidiary's head office is located.

                  "Currency" means any currency or currencies issued by the government of one or more countries or by any recognized confederation or association of such governments.

                  "Custodian" means Citibank, N.A., New York office or any successor thereto as custodian of the DTC Restricted Global Security for DTC under a custody agreement or any similar successor agreement.

                  "Decree No. 259/96" means Decree No. 259/96 enacted by the Argentine Government.

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                  "Defaulted Interest" has the meaning specified in Section 308.

                  "Definitive Security" means a Definitive Registered Security or a Definitive Restricted Registered Security.

                  "Definitive Registered Security" means a note in registered form issued in the name of the holder of one or more Registered Securities, and includes any replacement Definitive Registered Securities, issued pursuant to this Indenture, any Regulation S Global Security and any DTC Restricted Global Security.

                  "Definitive Restricted Registered Security" means a note in registered form bearing the legend specified in Section 205(2), and includes any replacement Definitive Restricted Registered Security issued pursuant to this Indenture and any DTC Restricted Global Security.

                  "Depositary" means, unless otherwise specified by the Company pursuant to either Section 204 or 301, with respect to DTC Restricted Global Securities of any series, issuable or issued as a Global Security, DTC, or any successor thereto registered as a clearing agency under the Exchange Act or other applicable statute or regulation and approved by the CNV or the Custodian for DTC holding a DTC Restricted Global Security and with respect to Regulation S Global Securities of any series, issuable or issued as a Global Security, the Common Depositary.

                  "Director" means a member of the Board of Directors of the Company.

                  "DTC" means The Depository Trust Company, 55 Water Street, New York, New York 10004.

                  "DTC Restricted Global Security" has the meaning specified in
Section 202.

                  "Euro" means the single currency of the states of the European Union that participate in the third stage of the economic and monetary union in accordance with the Treaty Establishing the European Community.

                  "Euroclear" means Euroclear Bank S.A/N.V., or its successor as operator of the Euroclear System.

                  "Event of Default" has the meaning specified in Section 501.

                  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

                  "Global Security" means, with respect to any series of Securities issued hereunder, or any Tranche thereof, a Security which is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and an indenture supplemental hereto, if any, or Corporate Resolution and pursuant to a Company Request, which shall be registered in the name of the applicable Depositary or its nominee and which shall represent, and shall be denominated

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in an amount equal to the aggregate principal amount of, all of the Outstanding
Securities of such series or Tranche or any portion thereof, in either case having the same terms, including the same Original Issue Date, date or dates on which principal is due, and interest rate or method of determining interest.

                  "Government Obligations" means, unless otherwise specified with respect to any series of Securities issued pursuant to Section 301, securities which are (i) direct obligations of the government which issued the Currency in which the Securities of a particular series are payable or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government which issued the Currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed by such government, which, in either case, are full faith and credit obligations of such government payable in such Currency and are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such government obligation or a specific payment of interest on or principal of any such government obligation held by a such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the government obligation or the specific payment of interest or principal of the government obligation evidenced by such depository receipt.

                  "Holder", when used with respect to any Security, means a Securityholder.

                  "Indebtedness" means, with respect to any Person at any date of determination, all indebtedness of such Person for money borrowed.

                  "Indenture" or "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms and conditions of each series of Securities established as contemplated by Section 301.

                  "Independent", when used with respect to any specified Person, means such a Person who (a) is in fact independent, (b) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor upon the Securities or in any Affiliate of the Company or of such other obligor, and (c) is not at the relevant time connected with the Company or such other obligor or any Affiliate of the Company or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Company Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

                  "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

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                  "Interest Payment Date", when used with respect to any
Securities, means the Stated Maturity of any installment of interest on those Securities.

                  "Judgment Currency" has the meaning specified in Section 117.

                  "Law No. 24,587" means Argentine Law No. 24,587, as amended.

                  "Lien" means any mortgage, charge, pledge, lien, or other form of encumbrance or security interest.

                  "Material Subsidiary" means any corporation or other entity whose total assets exceed 10% of the Company's total assets on a consolidated basis (as resulting from the most recent annual balance sheet) and of which the Company either (i) is a shareholder or member and controls the composition of its board of directors, or (ii) holds more than 50% in nominal value of its equity share capital.

                  "Maturity", when used with respect to any Securities, means the date on which the principal of any such Security becomes due and payable as therein or herein provided, whether on a Repayment Date, at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Negotiable Obligations Law" means Argentine Law No. 23,576, as amended by Law No. 23,962, as amended.

                  "Non-U.S. Person" means a Person who is not a "U.S. person", as that term is defined in Regulation S.

                  "Officers' Certificate" means a certificate signed by any two of the following: the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, a Director, its principal financial officer, its principal accounting officer or any other officer, employee or agent of the Company duly authorized by a Corporate Resolution, and delivered to the Trustee. Wherever this Indenture requires that an Officers' Certificate be signed also by an engineer or an accountant or other expert, such engineer, accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Company, and shall be acceptable to the Trustee, whose acceptance shall not be unreasonably withheld.

                  "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of or counsel to the Company.

                  "Original Issue Date" of any Security (or portion thereof) means the earlier of (a) the date of such Security (or portion thereof) or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

                  "Original Issue Discount Security" means (a) any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of

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acceleration of the Maturity thereof, and (b) any other Security issued with
"original issue discount" for United States Federal income tax purposes.

                  "Outstanding", when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

                  (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancelation;

                  (b) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (c) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, or which shall have been paid pursuant to the terms of
         Section 307 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Company).

In determining whether the Holders of the requisite principal amount of such Securities Outstanding have given or taken any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to have been given or taken by Securityholders, (i) the principal amount of any Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of the taking of such action upon a declaration of acceleration of the Maturity thereof and (ii) Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be owned by the Company or any Affiliate of the Company shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee certifies to the Trustee the pledgee's right to act as owner with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

                  "Person" means any corporation, partnership, joint venture, association, company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Personal Property Tax" means the tax imposed pursuant to the Argentine Personal Property Tax Law and Decree No. 127/96, as amended by Decree No. 812/96, as the same may be further amended after the date hereof.

                  "Place of Payment" means, with respect to any series of Securities issued hereunder, the city or political subdivision so designated with respect to the series of Securities in question in accordance with the provisions of Section 301, which if not so designated shall be each of The City of New York and Buenos Aires, Argentina.

                  "Predecessor Securities" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

                  "Private Placement Legend" means the legend initially set forth on the Securities in the form set forth in Section 205(a).

                  "Qualified Institutional Buyer" or "QIB" means a "qualified institutional buyer" as that term is defined in Rule 144A.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price specified in such Security or pursuant to this Indenture at which it is to be redeemed pursuant to this Indenture or, if not specified, at 100(degree)% of the principal amount thereof, plus accrued and unpaid interest to the Redemption Date.

                  "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the 15th calendar day next preceding the date of such Interest Payment Date, unless another date is specified in such Security, irrespective of whether such date is a Business Day.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Global Securities" has the meaning specified in
Section 202.

                  "Repayment Date", when used with respect to any Security to be repaid at the option of the Holder, means the date fixed for such repayment in such Security or pursuant to this Indenture.

                  "Repayment Price", when used with respect to any Security to be repaid at the option of the Holder, means the price specified in such Security or pursuant to this Indenture at which it is to be repaid pursuant to such Security.

                  "Required Currency" has the meaning specified in Section 117.

                  "Resolution" means a resolution duly adopted by Securityholders at a meeting held in accordance with Section 105.

                  "Responsible Officer", when used with respect to the Trustee, means any vice president, any senior trust officer, any trust officer, or any other officer associated with the Agency and Trust Department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Period" means, with respect to the Securities of any series or any Tranche thereof, the period ending on the 40th day after the later of the commencement of the offering of such Securities or the date of closing of such offering.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Securities Act" means the United States Securities Act of 1933, as amended.

                  "Security" or "Securities" means any note or notes, bond or bonds or any other evidences of indebtedness, as the case may be, of any series authenticated and delivered from time to time under this Indenture.

                  "Security Register" shall have the meaning specified in
Section 305.

                  "Security Registrar" means each Person who keeps the Security Register specified in Section 305.

                  "Securityholder" means a Person in whose name a Security is registered in the Security Register.

                  "Series" means Securities which (i) are identical in all respects except for the respective dates of issuance and except that a Tranche of any Series issued after one or more interest payment dates (or a record date in respect thereof) in respect of previously issued Tranches shall only provide for the payment of interest on subsequent interest payment dates for such Series and (ii) are expressed to be consolidated and form a single Series pursuant to the Corporate Resolutions or the supplemental indentures in or pursuant to which such Securities are created in accordance with Section 301; provided that the Corporate Resolution or supplemental indenture in respect of first Tranche of any Series need not so provide.

                  "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 308) means a date fixed by the Trustee pursuant to Section 308.

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified on such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" means any corporation or other business entity of which the Company owns or controls (either directly or through one or more other Subsidiaries) more than 50% of the issued share capital or other ownership interests, in each case having ordinary voting power to elect or appoint directors, managers or trustees of such corporation or other business entity (whether or not capital stock or other ownership interests or any other class or classes shall or might have voting power upon the occurrence of any contingency).

                  "Syndic" means a member of the Statutory Audit Committee (Comision Fiscalizadora) of the company appointed in accordance with the Companies Law and the By-Laws of the Company.

                  "Taxes" has the meaning specified in Section 309.

                  "Tranche" means a group of Securities that are identical in all respects (including, without limitation, as to date of issuance).

                  "Trustee" means the Person named as the Trustee in the first paragraph of this instrument until a successor Trustee shall have been appointed pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean and include each Person who is then a Trustee hereunder. If at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to the Securities of that Series.

                  "U.S. Dollars", "United States Dollars", "US$" and the symbol "$" each means the lawful currency of the United States of America.

                  "Vice President" means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president", including an assistant vice president.

                  Section 102. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of counsel providing such Opinion all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to the compliance by or on behalf of the Company with a condition or covenant provided for in this Indenture (except for the written statement required by Section 1004) shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  Section 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless counsel providing such Opinion of Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Section 104. Acts of Securityholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders or Securityholders of any Series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. If any Securities are denominated in a Currency other than that of the United States, then for the purposes of determining whether the Holders of the requisite principal amount of Securities have taken any action as herein described, the principal amount of such Securities shall be deemed to be that amount of United States dollars that could be obtained for such principal amount on the basis of the spot rate of exchange into United States dollars for the currency in which such Securities are denominated (as evidenced to the Trustee by an Officers, Certificate) as of the date the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee as provided in the immediately preceding sentence. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner admitted by the law of the jurisdiction where the document was issued.

                  (c) The ownership of Securities shall not be proved by the Security Register and co-Security Register.

                  (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, by Corporate Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Securities Outstanding shall be computed as of the record date; provided that no such authorization, agreement or consent by the Holders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon whether or not notation of such action is made upon such Security.

                  (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any such action with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

                  Section 105. Meetings of Securityholders (a) The Trustee or the Company shall, upon the written request of the Holders of at least 5% in aggregate principal amount of the Securities of any Series at the time Outstanding, or the Company may, call a meeting of the

Holders of Securities of any Series at any time and from time to time, to consider the adoption of one or more Resolutions to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture or the Securities to be made, given or taken by the Holders. With respect to all matters not contemplated in this Indenture, meetings of Holders will be held in accordance with the Negotiable Obligations Law. The meetings will be held in Buenos Aires; provided, however, that the Company or the Trustee may determine to hold any such meetings simultaneously in Buenos Aires and in The City of New York by any means of telecommunication which permits the participants to hear and to speak to each other; and provided further that (i) only participants in Buenos Aires shall be entitled to vote and
(ii) Holders participating in such meeting in the City of New York may have a representative at the meeting in Buenos Aires with authority to vote their Securities. In any case, meetings shall be held at such time and at such place in any such city as the Company in consultation with the Trustee shall determine. If a meeting is being held pursuant to a request of Holders, the agenda for the meeting shall be as determined in the request and such meeting shall be convened within 40 days from the date such request is received by the Trustee or the Company, as the case may be. Notice of any meeting of Holders (which shall include the date, place and time of the meeting, the agenda therefor and the requirements to attend) shall be given not less than 10 days nor more than 30 days prior to the date fixed for the meeting in the Official Gazette of Argentina (Boletin Oficial) and in accordance with Section 107 and any publication of such notice shall be for five consecutive Business Days in each place of publication.

                  (b) Any Holder may attend a meeting either personally or by proxy. Directors, officers, managers and employees of the Company cannot be appointed as proxies. Holders of Securities who intend to attend a Holders' meeting must notify the Trustee of their intention to do so at least three days prior to the date of such meeting.

                  (c) Decisions shall be made by affirmative vote of the Holders of at least a majority in aggregate principal amount of the Securities of each Series at the time Outstanding present or represented at a meeting of such Holders at which a quorum is present; provided, however, that the unanimous affirmative vote of the Holders of each Outstanding Security affected thereby shall be required to adopt a valid Resolution in respect of the matters described in clauses (1) through (3) of Section 902.

                  (d) The quorum at any meeting called to adopt a Resolution will be Holders or persons representing Holders representing 60% in aggregate principal amount of the Securities of each affected Series at the time Outstanding; provided, however, that at any such reconvened meeting adjourned for lack of the requisite quorum, the quorum will be Holders or persons representing Holders representing 30% in aggregate principal amount of the Securities of each affected Series at the time Outstanding.

                  Section 106 Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Trustee by any Securityholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                  (b) the Company by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder (except as otherwise expressly provided herein or, in the case of a request for repayment, as specified in the Security carrying the right to repayment) if in writing and mailed by courier to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

                  Section 107. Notices to Securityholders; Waiver. Where this Indenture or any Security provides for notice to Securityholders of any event, such notice shall be sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, at the expense of the Company, to each Securityholder affected by such event, at its address as it appears in the Security Register, except, in the case of a Global Security registered in the name of DTC or its nominee, in the then-customary manner of notification not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; except that, so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of that exchange so require, notices shall also be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort) and notices shall also be published in a leading newspaper having general circulation in Argentina (which is expected to be La Nacion) and otherwise in accordance with the provisions of the Negotiable Obligations Law and other applicable regulations (including publication in the Official Gazette of Argentina, if required). Notices shall also be placed in a leading newspaper having general circulation in any city in which the Securities are listed on a stock exchange, if so required by the rules of such stock exchange. Any notice so mailed shall be deemed given on the date of receipt, and Notices given by publication shall be deemed given on the last day of such publication. In any case where notice to Securityholders is given by mail, neither the inadvertent failure to mail such notice, nor any defect in any notice so mailed, to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it shall be impractical to mail notice of any event to any Securityholder when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as shall be satisfactory to the Trustee and the Company shall be deemed to be a sufficient giving of such notice.

                  Section 108. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 109. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  Section 110. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 111. Benefits of Indenture. Nothing in this Indenture or in any Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent, any Paying Agent, the Security Registrar and the Holders of securities (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 112. Governing Law. This Indenture shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof; provided, however, that all matters relating to the due authorization, execution, issuance and delivery of the Securities by the Company, the approval thereof by the CNV for their offering to the public in Argentina and matters relating to the legal requirements necessary in order for the Securities to qualify as "obligaciones negociables" (negotiable obligations) under Argentine law shall be governed by the Negotiable Obligations Law and other applicable Argentine laws and regulations. The Securities will constitute "obligaciones negociables" (negotiable obligations) under the Negotiable Obligations Law and are entitled to the benefits set forth herein, including an "action ejecutiva" to claim principal, interest and other amounts owed under the Securities, as provided under Section 29 of the Negotiable Obligations Law.

                  Section 113. Consent to Jurisdiction and Service of Process.
(a) Each of the parties to this Indenture irrevocably consents to the nonexclusive jurisdiction of any court of the State of New York or any United States Federal court sitting, in each case, in the Borough of Manhattan, The City of New York, New York, United States of America, and any appellate court from any thereof, and waives any immunity from the jurisdiction of such courts over any suit, action or proceeding that may be brought in connection with this Indenture or the Securities. Each of the parties to this Indenture irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action or proceeding that may be brought in connection with this Indenture or the Securities in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. Each of the parties to this Indenture agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon it and may be enforced in any court to the jurisdiction of which it is subject by a suit upon such judgment; provided that for any enforcement in Argentina pursuant to Argentine Law No. 24,573 the plaintiff has the option to enter into a voluntary initial mediation stage before initiating the enforcement proceeding, and provided further that service of process is effected upon it in the manner provided by this Indenture. Notwithstanding the foregoing, any suit, action or proceeding brought in connection with this Indenture or the Securities against the Company may be instituted in any court of competent jurisdiction in Argentina.

                  (b) The Company agrees that service of all writs, process and summonses in any suit, action or proceeding brought in connection with this Indenture or the Securities against the Company in any court of the State of New York or any United States Federal court sitting, in each case, in the Borough of Manhattan, The City of New York, may be made upon CT

Corporation System at 111 Eighth Avenue, 13th Floor, New York, New York 10011, whom the Company irrevocably appoints as its authorized agent for service of process. The Company represents and warrants that CT Corporation System has agreed to act as the Company's agent for service of process. The Company agrees that such appointment shall be irrevocable so long as any of the Securities remain outstanding or until the irrevocable appointment by the Company of a successor in The City of New York as its authorized agent for such purpose and the acceptance of such appointment by such successor. The Company further agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. If CT Corporation System shall cease to act as the agent for service of process for the Company, the Company shall appoint without delay another such agent and provide prompt written notice to the Trustee of such appointment. With respect to any such action in any court of the State of New York or any United States Federal court, in each case, in the Borough of Manhattan, The City of New York, service of process upon CT Corporation System, as the authorized agent of the Company for service of process, and written notice of such service to the Company, shall be deemed, in every respect, effective service of process upon the Company.

                  (c) Nothing in this Section shall affect the right of any party to serve legal process in any other manner permitted by law or affect the right of any party to bring any action or proceeding against any other party or its property in the courts of other jurisdictions.

                  Section 114. Waiver of Immunity. To the extent that the Company or any of its respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which the proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Indenture or the Securities, the Company, to the fullest extent permitted by applicable law, hereby irrevocably and unconditionally waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.

                  Section 115. No Personal Liability of Incorporators, etc. Notwithstanding the provisions of Article 34 of the Negotiable Obligations Law and Articles 254 and 274 of the Companies Law or anything to the contrary contained in this Indenture or in any Securities, no recourse for the payment of the principal of, premium, if any, or interest on any of the Securities or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or any of the Securities or because of the creation of any indebtedness represented thereby, shall be had under New York Law against any incorporator, shareholder, officer, director, employee or controlling person of the Company or any successor Person thereof. Each Holder, by accepting the Securities, waives and releases all such liability.

                  Section 116. Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of

Payment, then payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date or Stated Maturity, and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                  Section 117. Judgment Currency. The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, on the Securities of any Series (the "Required Currency") into a Currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate, referenced on the Reuters or Bloomberg screen for foreign exchange transactions in the Required Currency at which the Trustee could purchase the Required Currency with the Judgment Currency and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any Currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments,
(ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture.

                  Section 118. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                  ARTICLE TWO

                                 Security Forms

                  Section 201. Forms Generally. The Securities shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any supplemental indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, not inconsistent with the provisions of this Indenture or any supplemental indenture, as the case may be, as may be required to comply with applicable laws or regulations, including those required by
Section 205, or with the rules of any securities exchange on which the Securities are listed or market in which the Securities are admitted to trading, or as may, consistently herewith, be determined by the person or persons executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

                  The Securities shall be printed, lithographed, engraved or may be produced or reproduced in any other manner or any combination of manners, all as determined by the officers executing such Securities. Such approval shall be evidenced by their execution of such Securities, subject, with respect to the Securities of any Series, to the rules of any securities exchange on which such Securities are listed or market in which the Securities are admitted to trading and subject to the prior approval of the CNV were applicable. The Securities shall be numbered, lettered or otherwise distinguishable in such manner as the officers of the Company may reasonably determine.

                  Section 202. Forms of Securities. Each Security shall be in the form of Exhibit A hereto or in one of the forms approved from time to time by or pursuant to a Corporate Resolution or established in one or more indentures supplemental hereto. Prior to the delivery of a Security to the Trustee for authentication in any form approved by or pursuant to a Corporate Resolution, the Company shall deliver to the Trustee the Corporate Resolution by or pursuant to which such form of Security has been approved, which Corporate Resolution shall have attached thereto a true and correct copy of the form of Security which has been approved thereby or, if a Corporate Resolution authorizes a specific person or persons to approve a form of Security, a certificate of such person or persons approving the form of Security attached thereto. Any form of Security approved by or pursuant to a Corporate Resolution must be acceptable as to form to the Trustee, such acceptance to be evidenced by the Trustee's authentication of Securities in that form or a certificate signed by a Responsible Officer of the Trustee and delivered to the Company.

                  Securities offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of one or more Global Securities ("DTC Restricted Global Securities") registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct), and shall bear the legend specified in Section 204. The aggregate principal amount of any DTC Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                  Securities offered and sold in their initial distribution in reliance on Regulation S shall be issued in the form of one or more Global Securities ("Regulation S Global Securities") registered in the name of Citibank, N.A., as Depositary, or its nominee and delivered by the Trustee to the Common Depositary. The aggregate principal amount of any Regulation S Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                  The DTC Restricted Global Securities and the Regulation S Global Securities may be deposited with such other depositary or common nominee, as the case may be, as the Company may from time to time designate, and shall bear such legends as may be appropriate.

                  The DTC Restricted Global Securities and the Regulation S Global Securities shall, in all respects, be entitled to the same benefits under this Indenture as individual Securities in definitive form.

                  Section 203. Form of Trustee's Certificate of Authentication. The form of Trustee's Certificate of Authentication for any Security issued pursuant to this Indenture shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

                                              CITIBANK, N.A., as Trustee,

                                              By: ______________________________
                                                       Authorized Signatory

                  Section 204. Securities Issuable in the Form of Global Securities. (a) Except as otherwise provided in the terms of a particular Series, the Securities shall be issued in the form of one or more Global Securities. The Company shall execute and the Trustee or its agent shall, in accordance with Section 303 and the Company Request delivered to the Trustee or its agent thereunder, authenticate and deliver such Global Security or Securities which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities of such Series, or a Tranche thereof, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iii) shall be delivered to the Trustee pursuant to Section 202 and (iv) shall bear such legends as specified in Section 205, if applicable.

                  Members of, or participants in, the Depositary, Euroclear or Clearstream Luxembourg ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by DTC, the Common Depositary, or the Trustee as custodian, or under the Global Security, and the Common Depositary and DTC may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by DTC, Euroclear or Clearstream Luxembourg or impair, as between the Depositary, Euroclear and Clearstream Luxembourg and each of their Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

                  (b) Notwithstanding any other provisions of this Section 204 or of Section 305, but subject to the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in
Section 305, only to a nominee of the Depositary for such Global Security, to the Depositary, to a successor Depositary for such Global Security selected or approved by the Company or to a nominee of such successor Depositary.

                  (c) (i) In the case of DTC Restricted Global Securities, if DTC notifies the Issuer it is no longer willing or able to discharge properly its responsibilities as depository with respect to a Registered Global Security, or ceases to be a "clearing agency" registered under the U.S. Securities Exchange Act of 1934, or if at any time it is no longer eligible to act as such, and the Issuer is unable to locate a qualified successor within 90 days of receiving notice or becoming aware of such ineligibility on the part of DTC, or
(ii) in the case of Regulation S Global Securities, if Euroclear or Clearstream Luxembourg is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so, the Company will cause sufficient relative Definitive Registered Securities to be executed and delivered to the Trustee and authenticated by the Trustee for dispatch to Securityholders in accordance with this Indenture.

The person having an interest in a Registered Global Security will provide the Trustee with:

         a. a written order containing instructions and such other information as the Issuer and the Trustee may require to complete, execute and deliver such Definitive Registered Securities; and

         b. in the case of a DTC Restricted Global Security only, a fully completed, signed certification substantially to the effect that the exchanging holder is not transferring its interest at the time of such exchange or, in the case of a simultaneous resale pursuant to Rule 144A under the Securities Act, a certification that the transfer is being made in compliance with the provisions of Rule 144A under the Securities Act.

                  Upon receipt of such documents the Security Registrar shall arrange for the execution and delivery at the office of the Trustee to, or upon the order of, the person or persons named in such order Definitive Registered Securities registered in the name or names requested by such person or persons and shall alter the entries in the Register in respect of the relevant Registered Global Security(s) accordingly.

                  Definitive Registered Securities issued in exchange for an interest in a DTC Restricted Global Security shall bear the Rule 144A Legend.

                  (ii) The Company may at any time and in its sole discretion determine that the Securities of any Series or any Tranche or portion thereof issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of individual Securities of such Series or Tranche in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of such Series or Tranche of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such Series or Tranche or portion thereof in exchange for such Global Security or Securities.

                  (iii) If an Event of Default under the Securities of any Series has occurred and is continuing and all principal of and premium, if any, and accrued interest on such Securities shall have become immediately due and payable as provided by Section 502 and the Trustee has been advised by counsel that in connection with such Event of Default it is necessary or appropriate for the Trustee or the Securityholders to obtain possession of such Securities, the Trustee may, in the reasonable exercise of its discretion, determine that the Securities of such Series represented by a Global Security or Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Company agrees to execute and the Trustee will authenticate and deliver, in exchange for such Global Security or Securities, individual Securities of such Series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Securities of such Series represented by such Global Security or Securities.

                  (iv) If specified by the Company pursuant to Sections 202 and 301 with respect to Securities issued or issuable in the form of one or more Global Securities, the Depositary for such Global Security or Securities may surrender such Global Security or Securities in exchange in whole or in part for individual Securities of such Series or Tranche of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee or its agent shall authenticate and deliver, without service charge, (1) to each Person specified by such Depositary a new Security or Securities of the same Series and Tranche of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security or Securities; and (2) to such Depositary a new Global Security or Securities of the same Series and Tranche and of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security or Securities and the aggregate principal amount of Securities delivered to the Holders thereof.

                  (v) In any exchange provided for in any of the preceding four paragraphs, the Company will execute and the Trustee or its agent will authenticate and deliver individual Securities in definitive registered form in authorized denominations. Upon the exchange of the entire principal amount of a Global Security for individual Securities, such Global Security shall be canceled by the Trustee or its agent. Except as provided in the preceding paragraph, Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or the Security Registrar. The Trustee or the Security Registrar shall deliver such Securities to the Persons in whose names such Securities are so registered.

                  (d) Any beneficial interest in one of the Global Securities that is transferred to a person who takes delivery in the form of an interest in the other Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

                  (e) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  Section 205. Restrictive Legends. (a) Each Security sold in reliance on Rule 144A shall bear the following legend on the face thereof:

                  THIS DTC RESTRICTED GLOBAL NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED BY THE FOLLOWING SENTENCES. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS REGISTERED GLOBAL NOTE, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS REGISTERED GLOBAL NOTE EXCEPT (A) IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER; (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE AND UPON DELIVERY OF AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE ISSUER); (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT; OR (D) TO AN INSTITUTION THAT IS AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT) IN A TRANSACTION EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT (UPON PROVISION OF AN INVESTOR LETTER AVAILABLE FROM THE TRANSFER AGENT IN NEW YORK CITY, AND, IF REQUESTED BY THE ISSUER, AN OPINION OF COUNSEL, EACH IN A FORM SATISFACTORY TO THE ISSUER), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES. TERMS USED IN THIS LEGEND HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  (b) Each Global Security registered in the name of DTC or its nominee shall also bear the following legend on the face thereof:

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN

                  AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                 ARTICLE THREE

                                 The Securities

                  Section 301. General Title; General Limitations; Issuable in Series; Terms of Particular Series. The aggregate principal amount of Securities which may be authenticated and delivered and Outstanding under this Indenture shall not be limited.

                  Subject to the foregoing, the Securities may be issued in one or more Series up to an aggregate principal amount of Securities as from time to time may be authorized either by or pursuant to a Corporate Resolution. All Securities of each Series under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such Series without preference, priority or distinction on account of the actual time of authentication and delivery or Stated Maturity of, the Securities of such Series.

                  Each Series of Securities shall be created either by or pursuant to one or more Corporate Resolutions or by or pursuant to one or more indentures supplemental hereto. The Securities of each such Series may bear such date or dates, be payable at such place or places, have such Stated Maturity or Maturities, be issuable at such premium over or discount from their face value, bear interest at such rate or rates (which may be fixed or floating), from such date or dates, payable, in such installments and on such dates and at such place or places to the Holders of Securities registered as such on the related Regular Record Dates, or may bear no interest, and may be redeemable or repayable at such Redemption Price or Prices or Repayment Price or Prices, as the case may be, whether at the option of the Holder or otherwise, and upon such terms, all as shall be provided for in or pursuant to the Corporate Resolution or in or pursuant to the supplemental indentures creating that Series. There may also be established in or pursuant to a Corporate Resolutions or in or pursuant to a supplemental indentures prior to the issuance of Securities of each such Series, provision for:

                  (1) the exchange or conversion of the Securities of that Series, at the option of the Holders thereof, for or into new Securities of a different Series or other securities or other property;

                  (2) if the Securities will be secured and what nature of that security shall be;

                  (3) whether the Securities shall be issued in bearer form and the additional terms which shall be applicable to them;

                  (4) if other than U.S. dollars, the Currency or Currencies in which the Securities of such Series shall be denominated and in which payments of principal of, and any premium and interest on, such Securities shall or may be payable;

                  (5) if the principal of (and premium, if any) or interest, if any, on the Securities of such Series are to be payable, at the election of the Company or a holder thereof, in a Currency or Currencies other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made

                  (6) if the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of such Series may be determined with reference to an index based on (i) a Currency or Currencies other than that in which the Securities are stated to be payable, (ii) changes in the price of one or more other securities or groups or indexes of securities or (iii) changes in the prices of one or more commodities or groups or indexes of commodities, or any combination of the foregoing, the manner in which such amounts shall be determined;

                  (7) the aggregate principal amount of the Securities of that Series or Tranche which may be authenticated and delivered hereunder;

                  (8) the exchange of Securities of that Series at the option of the Holders thereof, for other Securities of the same Series of the same aggregate principal amount of a different authorized denomination or denominations, or both;

                  (9) the appointment by the Trustee of an Authenticating Agent in one or more places other than the location of the office of the Trustee with power to act-on behalf of the Trustee and subject to its direction in the authentication and delivery of the Securities of any one or more Series in connection with such transactions as shall be specified in the provisions of this Indenture or in or pursuant to the Corporate Resolutions or the supplemental indentures creating such Series;

                  (10) the portion of the principal amount of Securities of the Series if other than the total principal amount thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or provable in bankruptcy pursuant to
         Section 504;

                  (11) any Event of Default with respect to the Securities of such Series, if not set forth herein and any additions, deletions or other changes to the Events of Default set forth herein that shall be applicable to the Securities of such Series (including a provision making any Event of Default set forth herein inapplicable to the Securities of that Series);

                  (12) any covenant solely for the benefit of the Securities of such Series and any additions, deletions or other changes to the provisions of Article Ten or any definitions relating to such Article that shall be applicable to the Securities of such Series (including a provision making any Section of such Article inapplicable to the Securities of such Series);

                  (13) the applicability of Article Twelve of this Indenture to the Securities of such Series;

                  (14) the terms and conditions, if any, upon which Global Securities representing the Securities of such Series may be exchanged in whole or in part for individual definitive Securities; and the Depositary for such Global Securities (if other than the Depositary specified in Section 101 hereof);

                  (15) the subordination of the Securities of such Series to any other indebtedness of the Company, including the Securities of any other Series;

                  (16) any other terms and conditions of the Series which shall not be inconsistent with the provisions of this Indenture; and

                  (17) a sinking or purchase fund or other analogous obligations;

         all upon such terms as may be determined in or pursuant to one or more Corporate Resolutions or in or pursuant to supplemental indentures with respect to such Series or Tranche. All Securities of the same Series and Tranche shall be substantially identical in tenor and effect, except as to denomination.

                  The form of the Securities of each Series shall be established pursuant to the provisions of this Indenture in or pursuant to the Corporate Resolutions or in or pursuant to the supplemental indentures creating such Series. The Securities of each Series shall be distinguished from the Securities of each other Series in such manner, reasonably satisfactory to the Trustee, as the Board of Directors may determine.

                  The Securities of any Series may only be issued in fully registered form, without coupons, unless a supplemental indenture providing therefor shall be executed and delivered pursuant to the terms hereof.

                  Any terms or provisions in respect of the Securities of any Series issued under this Indenture may be determined pursuant to this Section by providing in a Corporate Resolution or supplemental indenture for the method by which such terms or provisions shall be determined.

                  Section 302. Denominations. The Securities of each Series shall be issuable in such denominations and Currency as shall be provided in the provisions of this Indenture or in or pursuant to the Corporate Resolutions or in or pursuant to the supplemental indentures creating such Series. In the absence of any such provisions with respect to the Securities of any Series, the Securities of that Series shall be issuable only in U.S. dollars in denominations of $1,000 and any integral multiple thereof.

                  Section 303. Execution, Authentication and Delivery and Dating. The Securities shall be executed on behalf of the Company by a Director and a Syndic, as required by Argentine Law. The signature of any of these officers, employees or agents on the Securities may be manual or facsimile, subject in the case of facsimile signature, to the authorization of the CNV, if required by law or the regulations thereof applicable to the Company.

                  Securities bearing the manual or facsimile signatures of a Director and a Syndic shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication; and the Trustee shall, upon Company Order, authenticate and deliver such Securities as provided in this Indenture and not otherwise.

                  Prior to any such authentication and delivery, the Trustee shall be entitled to receive, in addition to any Officers' Certificate and Opinion of Counsel required to be furnished to the Trustee pursuant to Section 102, and the Corporate Resolution and any certificate relating to the issuance of the Series of Securities required to be furnished pursuant to Section 202, an Opinion of Counsel stating that all laws and requirements with respect to the execution and delivery by the Company of such Securities have been complied with, including any necessary approvals of the CNV where applicable, the Company has the corporate power to issue such Securities and such Securities have been duly authorized and delivered by the Company and, assuming due authentication and delivery by the Trustee, constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms (subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity) and entitled to the benefits of this Indenture, equally and ratably with all other Securities, if any, of such Series Outstanding and, if the authentication and delivery relates to a new Series of Securities created by an indenture supplemental hereto, also stating that all laws and requirements with respect to the form and execution by the Company of the supplemental indenture with respect to that Series of Securities have been complied with, the Company has corporate power to execute and deliver any such supplemental indenture and has taken all necessary corporate action for those purposes and any such supplemental indenture has been executed and delivered and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity).

                  The Trustee shall not be required to authenticate such Securities if the issue thereof will adversely affect the Trustee's own immunities under the Securities and this Indenture.

                  Unless otherwise provided in the form of Security for any Series, all Securities shall be dated the date of their authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  Section 304. Temporary Securities. Pending the preparation of definitive Securities of any Series or any Tranche thereof, the Company may execute, and, upon receipt of the documents required by Section 303, together with a Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any Series or any Tranche thereof are issued, the Company will cause definitive Securities of such Series or Tranche to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such Series or Tranche shall be exchangeable for definitive Securities of such Series or Tranche upon surrender of the temporary Securities of such Series or Tranche at the office or agency of the Company in a Place of Payment, without charge to the Holder; and upon surrender for cancelation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such Series and Tranche of authorized denominations and of like tenor and terms. Until so exchanged the temporary Securities of such Series or Tranche shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such Series or Tranche.

                  Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual Securities represented thereby pursuant to this Section 304 or Section 305, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the principal amount evidenced thereby, whereupon the principal amount of such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.

                  Section 305. Registration, Transfer and Exchange. The Company shall keep or cause to be kept one or more registers (herein each sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities, or of Securities of a particular Series or Tranche, and for transfers of Securities or of Securities of such Series or Tranche. Any such Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection by the Trustee at the office or agency to be maintained by the Company as provided in Section 1002.

                  Subject to Section 204, upon surrender for transfer of any Security of any Series or Tranche at the office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same Series and Tranche of any authorized denominations, of a like aggregate principal amount and Stated Maturity and of like tenor and terms.

                  Subject to Section 204, at the option of the Holder, Securities of any Series or Tranche may be exchanged for other Securities of the same Series or Tranche of any authorized denominations, of a like aggregate principal amount and Stated Maturity and of like tenor and terms, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Securityholder making the exchange is entitled to receive.

                  All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

                  Every Security presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or its attorney duly authorized in writing.

                  Unless otherwise provided in the Security to be transferred or exchanged, no service charge shall be made on any Securityholder for any transfer or exchange of Securities, but the Company may (unless otherwise provided in such Security) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 905 not involving any transfer.

                  The Company shall not be required (i) to issue, transfer or exchange any Security of any Series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such Series selected for redemption under Section 1103 and ending at the close of business on the date of such mailing, (ii) to transfer or exchange any Security so selected for redemption in whole or in part, except for the portion of such Security not so selected for redemption or (iii) to transfer or exchange any Security between any Regular Record Date and the related Interest Payment Date.

                  None of the Company, the Trustee, any agent of the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  Neither the Company nor the Trustee shall have any responsibility or obligation to any participant in the Depositary, any Person claiming a beneficial ownership interest in the Securities under or through the Depositary or any such participant, or any other Person which is not shown on the Security Register as being a Holder, with respect to (1) the Securities; (2) the accuracy of any records maintained by the Depositary or any such participant; (3) the payment by the Depositary or any such participant of any amount in respect to the principal of or premium or interest on the Securities;
(4) any notice which is permitted or required to be given to Holders of Securities under this Indenture; or (5) any consent given or other action taken by the Depositary as Holder of Securities.

                  The Company initially appoints Citibank, N.A., in Buenos Aires, Argentina, to act as Security Registrar, and the Trustee to act as Co-Security Registrar, for the Securities on its behalf. The Company may at any time and from time to time authorize any other Person in Buenos Aires or The City of New York to act as Security Registrar in place of Citibank, N.A.

and Co-Security Registrar in place of Citibank, N.A., respectively, or the Trustee with respect to any Series of Securities issued under this Indenture. Any Security Registrar appointed hereunder shall be afforded the same rights, protections, immunities and indemnities afforded to the Trustee herein.

                  Each Security Registrar shall give prompt notice to the other Security Registrar of any registration, transfer or exchange; provided, however, that no registration, transfer or exchange of a Security shall be effective under this Indenture or the Securities unless and until such registration, transfer or exchange has been recorded in the Securities Register maintained by the Security Registrar in The City of New York and in Buenos Aires; and provided further that in the event of a conflict, inconsistency or discrepancy between the Security Register maintained in The City of New York and the Security Register maintained in Buenos Aires, the Security Register maintained in Buenos Aires shall control. The Trustee and Security Registrar in The City of New York shall have no responsibility for or liability with respect to the Security Register maintained by the Security Registrar in Buenos Aires and shall rely solely upon the Security Register maintained by the Securities Registrar in The City of New York; likewise the Securities Registrar in Buenos Aires shall have no responsibility for or liability with respect to the Securities Registry maintained by the Security Registrar in The City of New York and shall rely solely upon the Security Register maintained by the Securities Registrar in Buenos Aires. The Trustee shall have no duty or obligation to monitor, or any liability or responsibility with respect to, compliance with any laws of Argentina.

                  Section 306. Special Transfer Provisions. Notwithstanding any provision of this Indenture or the Securities, transfers and exchanges of Securities (and, in the case of Global Securities, beneficial interests therein) of the kinds specified in this Section 306 shall be made only in accordance with this Section 306. Transfers and exchanges subject to this Section 306 shall also be subject to the other provisions of this Indenture that are not inconsistent with this Section 306.

                  (a) Transfers to QIBs. The transfer of an interest in a DTC Restricted Global Security to a QIB (excluding Non-U.S. Persons) may be effected only through the book-entry system maintained by the Depositary

                  (b) Transfers of Interests in Regulation S Global Securities Prior to the End of the Restricted Period. The following provisions shall apply with respect to registration of any proposed transfer of interests in a Regulation S Global Security prior to the end of the applicable Restricted
Period:

                  (i) The Security Registrar shall register the transfer of any Security (x) if the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to the Security Registrar a certificate substantially in the form of Exhibit B hereto or (y) if the proposed transferee is a QIB and the proposed transferor has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

                  (ii) If the proposed transferee is an Agent Member, upon receipt by the Security Registrar of the documents referred to in clause (i)(y) and instructions given in accordance with the Depositary's and Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the DTC Restricted Global Security in an amount equal to the principal amount of the Regulation S Global Security to be transferred and the Trustee shall decrease the amount of the Regulation S Global Security in a like amount.

                  (c) Transfers of Interests in Regulation S Global Securities to U.S. Persons After the Restricted Period. The following provisions shall apply with respect to any transfer of interests in a Regulation S Global Security to U.S. Persons after the end of the applicable Restricted Period: The Security Registrar shall register the transfer of any such Security without requiring any additional certification beyond those required by other provisions of this Indenture.

                  (d) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of a Security to a Non-U.S. Person:

                  (i) Prior to the end of the applicable Restricted Period, the Security Registrar shall register any proposed transfer of any Security to a Non-U.S. Person upon receipt of a certificate substantially in the form of Exhibit B from the proposed transferor;

                  (ii) On and after the end of the applicable Restricted Period, the Security Registrar shall register any proposed transfer of an interest in a DTC Restricted Global Security to a Non-U.S. Person upon receipt of a certificate substantially in the form of Exhibit B from the proposed transferor; and

                  (iii) (A) If the proposed transferor is an Agent Member holding a beneficial interest in the DTC Restricted Global Security, upon receipt by the Security Registrar of (x) the documents, if any, required by clause (ii) and (y) instructions in accordance with the Depositary's and Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the DTC Restricted Global Security in an amount equal to the principal amount of beneficial interest in the DTC Restricted Global Security to be transferred, and (B) if the proposed transferee is an Agent Member, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Regulation S Global Security in an amount equal to the principal amount of the interest in the DTC Restricted Global Security to be transferred, and the Trustee shall decrease the principal amount of the DTC Restricted Global Security so transferred in a like amount.

                  (e) Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (f) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture and in the Private Placement Legend. The Security Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer contained in this Indenture and in the Private Placement Legend. In connection with any transfer of Securities, each Holder agrees by its acceptance of such Securities to furnish to the Security Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from or a transaction not subject to, the registration requirements of the Securities Act; provided that the Security Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

                  The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to this Section 306. The Company shall have the right, at its own expense, to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

                  Section 307. Mutilated, Destroyed, Lost and Stolen Securities. If (i) any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or a Responsible Officer of the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for such mutilated Security, a new Security of the same Series or Tranche and of like tenor, terms, Stated Maturity and principal amount, bearing a number not contemporaneously Outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or in exchange for such mutilated Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same Series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  Section 308. Payment of Interest; Interest Rights Preserved. Unless otherwise provided with respect to such Security pursuant to Section 301, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security of any Series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of its having been such Holder; and, except as hereinafter provided, such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause
(a) or clause (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names any such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of each such Security at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

                  (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed or market in which the Securities may be admitted to trading, and upon such notice as may be required by such exchange or market, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  If any installment of interest, the Stated Maturity of which is on or prior to the Redemption Date for any Security called for redemption pursuant to Article Eleven, is not paid or duly provided for on or prior to the Redemption Date in accordance with the foregoing provisions of this Section, such interest shall be payable as part of the Redemption Price of such Securities.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security

                  Section 309. Taxation. (a) All payments of or in respect of principal, interest and premium, if any, on each Security and all payments to the Trustee under Section 607 shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, penalties, fines, duties, assessments or other governmental charges (or interest on any of the foregoing) of whatsoever nature imposed, levied, collected, withheld or assessed by, within or on behalf of Argentina or any political subdivision or governmental authority thereof or therein having power to tax, unless such withholding or deduction is required by law. In that event, the Company shall pay such additional amounts ("Additional Amounts") as may be necessary to ensure that the amounts received by the Holder of such Security or the Trustee, as the case may be, after such withholding or deduction shall equal the respective amounts of principal, interest and premium, if any, that would have been receivable in respect of such Security in the case of the Holder, or pursuant to Section 607, in the case of the Trustee, in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable in respect of any Security (i) in the case of payments for which presentation of a Security is required, presented for payment more than 30 days after the later of (x) the date on which such payment first became due and (y) if the full amount payable has not been received in the Place of Payment by the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Securityholder by the Trustee, except to the extent that the Securityholder would have been entitled to such Additional Amounts on presenting such Security for payment on the last day of the applicable 30-day period; (ii) held by a Securityholder or on behalf of a beneficial owner of such Security who is liable for taxes, penalties, fines, duties, assessments or other governmental charges in respect of such Security by reason of having some present or former, direct or indirect, connection with Argentina (or any political subdivision or governmental authority thereof or therein), respectively, other than the mere holding of such Security or the receipt of principal, interest or premium, if any, in respect thereof; or (iii) any combination of (i) and (ii). All references in this Indenture to principal, interest, premium and other amounts payable hereunder shall be deemed to include references to any Additional Amounts payable under this Section with respect to such principal, interest, premium or other amounts.

                  (b) The Company shall promptly pay when due any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies (including the Personal Property Tax) that arise in any jurisdiction from the execution, delivery, enforcement or registration of each Security or any other document or instrument referred to herein or therein, excluding any such taxes, charges or similar levies imposed by any jurisdiction outside Argentina and except as provided in Section 305. The Company shall indemnify and make whole the Holders of Securities for any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies (including the Personal Property Tax) payable by the Company as provided in this clause (b) paid by such Holders, except when such holder is liable for any Personal Property Tax in respect of Outstanding Securities by reason of having some present or former direct or indirect connection with Argentina (or any political subdivision or governmental authority thereof or therein), respectively, other than the mere holding of such Security. In the event that the Company pays any Personal Property Tax in respect of outstanding Securities, the Company waives any right it may have to seek reimbursement (whether by way of foreclosing on such Securities, by withholding or deduction from payments of principal or interest on such Securities or otherwise) from Holders or beneficial owners of the Securities of any such amounts paid.

                  (c) At least 10 Business Days prior to the first Interest Payment Date for the Securities of each Series, and, if there has been any change with respect to the matters set forth in the below-mentioned certificate, at least 10 Business Days prior to each Interest Payment Date for the Securities of such Series, the Company shall furnish to the Trustee an Officers' Certificate instructing the Trustee as to any circumstances in which payments of principal of, premium, if any, or interest on any Securities of such Series (including Additional Amounts) due on such date shall be subject to deduction or withholding for or on account of any taxes and the rate of any such deduction or withholding. The Company covenants to indemnify the Trustee and any other Paying Agents for, and to hold each harmless against, any loss, liability or expense reasonably incurred without negligence, bad faith or wilful misconduct on their part, arising out of or in connection with actions taken or not taken by any of them in reliance on any certificate furnished to them pursuant to this paragraph or the failure to furnish any such certificate. The obligations of the Company under the preceding sentence shall survive payment of all the Securities of such Series, the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee, the Security Registrar or any Paying Agent. Any certificate required by this Section to be provided to the Trustee and any other Paying Agent shall be deemed to be duly provided if telecopied to the Trustee and such other Paying Agent. Upon request, the Company shall provide the Trustee with documentation reasonably satisfactory to the Trustee evidencing the payment of taxes in respect of which the Company has paid any Additional Amounts. Copies of such documentation shall be made available by the Trustee to the Holders or the other Paying Agents, as applicable, upon request therefor.

                  Section 310. Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered in the Security Register as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Section 308) interest on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  Section 311. Cancellation. All Securities surrendered for payment, redemption, transfer, conversion or exchange or credit against a sinking fund, if any, shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Security shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. The Trustee shall destroy all cancelled Securities and shall deliver a certificate of such destruction to the Company.

                  Section 312. Computation of Interest. Unless otherwise provided as contemplated in Section 301, interest on the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months.

                  Section 313. Medium-Term Securities. Notwithstanding any contrary provision herein, if all Securities of a Series are not to be originally issued at one time, it shall not be necessary for the Company to deliver to the Trustee an Officers' Certificate, Corporate Resolution, supplemental indenture, Opinion of Counsel or Company Request otherwise required pursuant to Sections 202, 301 and 303 at or prior to the time of authentication of each Security of such Series if such documents are delivered to the Trustee or its agent at or prior to the authentication upon original issuance of the first Security of such Series to be issued; provided that any subsequent request by the Company to the Trustee to authenticate Securities of such Series upon original issuance shall constitute a representation and warranty by the Company that as of the date of such request, the statements made in the Officers' Certificate delivered pursuant to Section 102 shall be true and correct as if made on such date.

                  An Officers' Certificate, supplemental indentures or Corporate Resolutions delivered by the Company to the Trustee in the circumstances set forth in the preceding paragraph may provide that Securities which are the subject thereof will be authenticated and delivered by the Trustee or its agent on original issue from time to time upon the written order of a person or persons designated in such Officers' Certificate, supplemental indenture or Corporate Resolution and that such person or persons are authorized to determine, consistent with such Officers' Certificate, supplemental indenture or Corporate Resolution, such terms and conditions of said Securities as are specified in such Officers' Certificate, supplemental indenture or Corporate Resolution.

                  Section 314. CUSIP, CINS and ISIN Numbers and Common Codes. The Company may in issuing the Securities use "CUSIP", "CINS" and "ISIN" numbers and Common Codes (if then generally in use), and the Trustee shall use CUSIP numbers, CINS numbers, ISIN numbers or Common Codes, as the case may be, in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee in writing of any change in any such numbers.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

                  Section 401. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to any Series of Securities (except as to any surviving rights of conversion, transfer or exchange of Securities of such Series expressly provided for herein or in the form of Security for such Series), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such Series, when

                  (a)      either

                           (1) all Securities of that Series theretofore authenticated and delivered (other than (i) Securities of such Series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 307, and
                  (ii) Securities of such Series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee canceled or for cancelation; or

                           (2) all such Securities of that Series not theretofore delivered to the Trustee canceled or for cancelation

                           (i)      have become due and payable, or

                           (ii) will become due and payable at their Stated Maturity within one year, or

                           (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee canceled or for cancelation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be;

                  (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Securities of such Series;

                  (c) the Company has delivered to the Trustee an Officers' Certificate and an opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Securities of such Series have been complied with; and

                  (d) the Company shall have delivered to the Trustee an opinion of Counsel to the effect that payment of amounts deposited in trust with the Trustee as provided in clause (a) hereof will not be subject to future taxes, duties, fines, penalties, assessments or other governmental charges imposed, levied, collected, withheld or assessed by, within or on behalf of Argentina or any political subdivision or governmental authority thereof or therein having power to tax, except to the extent that Additional Amounts in respect thereof shall have been deposited in trust with the Trustee as provided in clause (a) hereof.

Notwithstanding the satisfaction and discharge of this Indenture with respect to any Series of Securities the obligations of the Company to the Trustee with respect to that Series under Section 607 shall survive and the obligations of the Trustee under Sections 402 and 1003 shall survive.

                  Section 402. Application of Trust Money. All money and obligations deposited with the Trustee pursuant to Section 401 or Article Twelve and all money received by the Trustee in respect of such obligations shall be held in trust and applied by it, in accordance with the provisions of the Series of Securities in respect of which it was deposited and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money and obligations have been deposited with or received by the Trustee; but such money and obligations need not be segregated from other funds except to the extent required by law.

                                  ARTICLE FIVE

                                    Remedies

                  Section 501. Events of Default. "Event of Default", wherever used herein, means with respect to any Series of Securities any one of the following events, unless such event is either inapplicable to a particular Series (to the extent expressly provided in the form of Security for such Series) or it is specifically deleted or modified in the supplemental indenture creating such Series of Securities or in the form of Security for such Series:

                  (1) default by the Company in the payment of any principal of the Securities of that Series when the same becomes due and payable whether at Maturity, upon redemption or otherwise; or

                  (2) default by the Company in the payment of any interest or additional amounts, if any, on any Securities of that Series when the same becomes due and payable, and such default continues for a period of 30 consecutive days; or

                  (3) the Company defaults in the performance of or breaches any one or more of its material obligations in the Securities or the Indenture, other than a default specified in paragraphs (1) or
         (2) above, and such default or breach continues for a period of 60 consecutive days after written notice by the Trustee or the holders of 25% or more in aggregate principal amount of the relevant Series of Securities is received by the Company; or

                  (4) (a) any other Indebtedness of the Company or any of its Material Subsidiaries becomes due and payable prior to its stated maturity otherwise than at the option of the Company or due to an illegality, or (b) the Company or any of its Material Subsidiaries fails to pay Indebtedness when due and such Indebtedness is not paid within 30 days after such Indebtedness is due or, as the case may be, within 30 days after any applicable grace period, or (c) the Company or any of its Material Subsidiaries fails to pay under any present or future guarantee for, or indemnity in respect of, any Indebtedness and such amounts are not paid within 30 days of such amounts becoming due or, as the case may be, within 30 days after any applicable grace period, provided that the aggregate amount of the Indebtedness, guarantees and indemnities in respect of which one or more of the events mentioned above in this paragraph (4) have occurred, equals or exceeds the greater of US$25 million or 1% of the Company's total shareholders equity at the time of such event and such default or acceleration shall not be cured or annulled within 30 days after notice by the Trustee or the holders of at least 25% of the principal amount of the relevant Series of Securities outstanding is received by the Company; provided, that this paragraph (4) shall not apply to any acceleration or default of the 2002 Existing Notes; or

                  (5) a distress, attachment, execution, seizure before judgment or other legal process is levied, enforced or sued out on or against any part of the property, assets or revenues of the Company or any of its Material Subsidiaries in an amount that equals or exceeds the greater of US$25 million or 1% of the Company's total shareholders equity at the time of such event or its equivalent and (a) such distress, attachment, execution, seizure before judgment or other legal process is not discharged or stayed within 60 Court Days after having been notified to the Company or any of its Material Subsidiaries, as the case may be; or (b) if such distress, attachment, execution, seizure before judgment or other legal process shall not have been discharged within such 60 Court Day period, the Company or any of its Material Subsidiaries, as the case may be, shall have within such 60 Court Day period contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof or upon posting a bond in connection therewith; provided, however, that in no event shall the grace period provided by clause (b) of this paragraph (5) extend beyond the 360th day after the notification to the Company or any of its Material Subsidiaries, as the case may be, of such proceedings; or

                  (6) a court having jurisdiction enters a decree for (a) relief in respect of the Company or any Material Subsidiary in an involuntary case under Argentine Law No. 24,522 or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect in any applicable jurisdiction, or (b) appointment of an administrator, receiver, trustee or intervenor for the Company or any Material Subsidiary for all or substantially all of the property or assets of the Company or any of its Material Subsidiaries and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 Court Days; or

                  (7) the Company or a Material Subsidiary consents to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any Bankruptcy Law, or the consent by it to the filing of any such petition or the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official under any Bankruptcy Law, including a "sindico") of the Company or any Material Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors pursuant to the Bankruptcy Law, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Material Subsidiary in furtherance of any such action; or

                  (8) an order is made or an effective resolution is passed for the winding up or dissolution or administration under judicial supervision of the Company or any of its Material Subsidiaries and is not discharged or stayed within 30 Court Days of having been notified to the Company or any of its Material Subsidiaries, as the case may be, or the Company ceases or threatens to cease to carry on all or a material part of its business or operations, except for the purpose of and followed by a reconstruction, amalgamation, reorganization, merger, demerger or consolidation (i) on terms approved by a Resolution of the Securityholders, or (ii) completed as provided in Article 8 hereof; or

                  (9) any action, condition or thing (including the obtaining or effecting of any necessary consent, approval, authorization, exemption, filing, license, order, recording or registration) at any time required to be taken, fulfilled or done in order (a) to enable the Company lawfully to enter into, exercise its rights and perform and comply with its obligations under, the Securities and the Indenture, (b) to ensure that those obligations are legally binding and enforceable and (c) to make the Securities and the Indenture admissible in evidence in the Courts of the relevant jurisdiction, is not taken, fulfilled or done, and is not taken, fulfilled or done within 60 Court Days after notice therefor shall have been given to the Company by the Trustee; or

                  (10) it is or will become unlawful for the Company to perform or comply with any one or more of its obligations under any of the Securities or the Indenture; or

                  (11) any event occurs which, under the laws of any relevant jurisdiction, has the same effect as any of the events referred to in any of the foregoing paragraphs; or

                  (12) any other Event of Default provided in the supplemental indenture under which such Series of Securities is issued or in the form of Security for such Series.

                  The term "Bankruptcy Law" as used in this Section means Argentine Law No. 24,522 or any other applicable law which amends, supplements or supersedes Argentine Law No. 24,522 and any other applicable bankruptcy, insolvency, reorganization or other similar law of any applicable jurisdiction.

                  Section 502. Acceleration of Maturity; Rescission and Annulment. If an Event of Default described in paragraph (1), (2), (3), (4),
(8), (9) or (10) or, in the case of Material Subsidiaries, (5), (6) or (7) of
Section 501 occurs and is continuing with respect to the Securities of any Series, then and in each and every such case, unless the principal of all the Securities of such Series shall have already become due and payable, the Trustee, at the written direction of the Holders of not less than 25% in aggregate principal amount of the Securities of such Series then Outstanding hereunder (each such Series acting as a separate class), shall by notice in writing to the Company declare the principal amount (or, if the Securities of such Series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all the Securities of such Series then Outstanding and all accrued interest thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such Series contained to the contrary notwithstanding. If an Event of Default described in paragraph (5), (6) or (7) of Section 501, other than in the case of Material Subsidiaries, occurs and is continuing, then and in each and every such case, the principal amount (or, if any Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms thereof) of all the Securities then outstanding and all accrued interest thereon shall, without any notice to the Company or any other act on the part of the Trustee or any Holder of the Securities, become and be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding.

                  At any time after such a declaration of acceleration has been made with respect to the Securities of any Series and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of such Series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue installments of interest on the Securities of such Series,

                           (B) the principal of (and premium, if any, on) any Securities of such Series which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such Series, to the extent that payment of such interest is lawful, and

                           (C) interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Securities of such Series, to the extent that payment of such interest is lawful,

                  and

                  (2) all Events of Default with respect to such Series of Securities, other than the nonpayment of the principal of the Securities of such Series which have become due solely by such acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  The foregoing provisions shall be without prejudice to the rights accorded to any individual Holder to initiate actions against the Company under Section 29 of the Negotiable Obligations Law. The Trustee, the Security Registrar and the Paying Agents shall be entitled to assume that no such proceedings have been instituted, unless they have received written notice from the Holder or the Company to the contrary.

                  Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

                  (a) default is made in the payment of any installment of interest on any Security of any Series when such interest becomes due and payable, or

                  (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, or

                  (c) default is made in the payment of any sinking fund or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of any Series;

and any such default continues for any period of grace provided with respect to the Securities of such Series, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security (or the Holders of any such Series in the case of clause (c) above) the whole amount then due and payable on any such Security (or on the Securities of any such Series in the case of clause (c) above) for principal (and premium, if any) and interest, with interest, to the extent that payment of such interest shall be legally enforceable, upon the overdue principal (and premium, if any) and upon overdue installments of interest, at such rate or rates as may be prescribed therefor by the terms of any such Security (or on the Securities of any such Series in the case of clause (c) above); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under section 607.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities of such Series and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

                  If an Event of Default with respect to any Series of Securities occurs and is continuing, the Trustee may in its discretion (but shall not be obligated to) proceed to protect and enforce its rights and the rights of the Holders of Securities of such Series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  Section 504. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607) and of the Securityholders allowed in such judicial proceeding; and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official, including a "sindico") in any such judicial proceeding is hereby authorized by each Securityholder to make such payment to the Trustee and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

                  Section 505. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities of any Series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such Series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, be for the ratable benefit of the Holders of the Securities of the Series in respect of which such judgment has been recovered, provided, however, the Trustee shall not enforce any action or claim on behalf of a Holder of Securities who has already instituted the same claim.

                  Section 506. Application of Money Collected. Any money collected by the Trustee with respect to a Series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities of such Series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
Section 607.

                  SECOND: To the payment of the amounts then due and unpaid upon the Securities of that Series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

                  THIRD: To the payment of the balance, if any, to the Company.

                  Section 507. Limitation on Suits. No Holder of any Security of any Series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of such Series;

                  (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such Series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee such indemnity against the costs, expenses and liabilities to be incurred in compliance with such request as the Trustee may require;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of such Series;

it being understood and intended that no one or more Holders of Securities of such Series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such Series, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Securities of such Series, subject to Section 508 hereof. Such limitations, however, do not apply to any suit instituted by a Holder of a Security for enforcement of payment of principal of and any interest on such Security on or after the respective due dates expressed in such Security in accordance with Article 29 of the Negotiable Obligations Law.

                  Section 508. Unconditional Right of Securityholders to Receive Principal, Premium and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 308) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on the Redemption Date or Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                  Section 509. Restoration of Rights and Remedies. If the Trustee or any Securityholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Company, the Trustee and the Securityholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Securityholders shall continue as though no such proceeding had been instituted.

                  Section 510. Rights and Remedies Cumulative. Except as otherwise provided in the last paragraph of Section 307, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Securityholders, as the case may be.

                  Section 512. Control by Securityholders. The Holders of a majority in aggregate principal amount of the Outstanding Securities of any Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such Series; provided that

                  (a) such direction shall not be in conflict with any rule of law or this Indenture,

                  (b) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

                  (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  Section 513. Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any Series may on behalf of the

Holders of all the Securities of such Series waive any past uncured default hereunder with respect to such Series and its consequences, except a default not theretofore cured

                  (a) in the payment of the principal of (or premium, if any) or interest on any Security of such Series or payment of any sinking or purchase fund or analogous obligation with respect to the Securities of such Series, or

                  (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such Series.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Section 514. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any Series to which the suit relates, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date).

                  Section 515. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   The Trustee

                  Section 601. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default with respect to any Series of Securities,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities of such Series, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such Series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default with respect to any Series of Securities has occurred and is continuing, the Trustee shall exercise with respect to the Securities of such Series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be conclusively determined by a court of competent jurisdiction that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction, given in accordance with the terms of this Indenture, of the Holders of any Series and, in the case of a meeting of the Holders of Securities of a Series, a majority of the Outstanding Securities of a Series eligible to vote and attending any meeting relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such Series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability, financial or otherwise in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  Section 602. Notice of Defaults. If any Event of Default occurs and is continuing and if such Event of Default is known to a Responsible Officer of the Trustee, the

Trustee shall mail to each Holder notice of the Event of Default within 45 days after it occurs, unless such Event of Default has been cured; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

                  Section 603. Certain Rights of Trustee. Except as otherwise provided in Section 601:

                  (a) the Trustee may rely conclusively and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, whether such document has been presented in facsimile or original form;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Corporate Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate, and the Trustee may, acting in good faith, rely upon matters set forth in such certificate as warranties of the Company;

                  (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee an indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be deemed to have knowledge of an Event of Default hereunder unless and until a Responsible Officer shall have actual knowledge thereof;

                  (i) Neither the Trustee nor any of its officers, directors, employees or agents shall be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

                  (j) The Trustee shall not be a trustee or have any fiduciary obligation to any party hereto and shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and as specifically directed pursuant to
         Article 5 hereof.

                  Section 604. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  Section 605. May Hold Securities. The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

                  Section 606. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  Section 607. Compensation and Reimbursement. The Company agrees:

                  (a) to pay to the Trustee such compensation as from time to time agreed upon between the Company and the Trustee for all services rendered by it hereunder (which compensation is not limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable documented expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture or any other documents executed in connection herewith (including the reasonable compensation and expenses and disbursements of its agents, counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may be attributable to its negligence or wilful misconduct; and

                  (c) to indemnify each of the Trustee and any predecessor Trustee (which shall include their respective officers, directors, employees and agents) for, and to hold it harmless against, any and all penalties, suits, judgments, loss, liability, damage, claim or expense, including taxes (other than taxes based on, or measured or determined by, the income of the Trustee) and reasonable attorney's and agent's fees and expenses incurred without negligence or wilful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or Section 501(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  The Provisions of this Section 607 shall survive the termination of this Indenture or the resignation or removal of the Trustee.

                  Section 608. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder with respect to each Series of Securities, which shall be a corporation organized and doing business under the laws of the United States of America or of any state of the United States of America, authorized under such laws to exercise corporate trust powers and engaged in such business in the regular course of its business, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by United States Federal authority or the authority of any State of the United States of America. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to any Series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  Section 609. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

                  (b) The Trustee may resign with respect to any Series of Securities at any time by giving written notice thereof to the Company and the CNV. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving

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

of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed with respect to any Series of Securities at any time by Act or Resolution of the Holders of a majority in aggregate principal amount of the Outstanding Securities of that Series, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

                  (d)      If at any time:

                  (1) the Trustee shall cease to be eligible under Section 608 with respect to any Series of Securities and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

                  (2) the Trustee shall become incapable of acting with respect to any Series of Securities, or

                  (3) the Trustee shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Corporate Resolution may remove the Trustee, with respect to the Securities of that Series, or, in the case of clause (3), with respect to all Series, or (ii) subject to Section 514, any Securityholder who has been a bona fide Holder of a Security of such Series for at least 6 months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the Series, or, in the case of clause (3), with respect to all Series.

                  (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any Series of Securities, or, if a vacancy shall occur in the office of the Trustee with respect to any Series of Securities for any cause, the Company, by a Corporate Resolution, shall promptly appoint a successor Trustee for that Series of Securities. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to such Series of Securities shall be appointed by Act or Resolution of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such Series and written proof of which is delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such Series and supersede the successor Trustee appointed by the Company with respect to such Series. If no successor Trustee with respect to such Series shall have been so appointed by the Company or the Securityholders of such Series and accepted appointment in the manner hereinafter provided, any Securityholder who has been a bona fide Holder of a Security of that Series for at least 6 months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such Series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any Series and each appointment of a successor Trustee with respect to the Securities of any Series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of that Series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  Section 610. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the predecessor Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Trustee shall become effective with respect to any Series as to which it is resigning or being removed as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor Trustee with respect to any such Series; but, on request of the Company or the successor Trustee, such predecessor Trustee shall, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the predecessor Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such predecessor Trustee hereunder with respect to all or any such Series, subject nevertheless to its lien, if any, provided for in Section 607. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) Series, the Company, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable Series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any Series as to which the predecessor Trustee is not being succeeded shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

                  No successor Trustee with respect to any Series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to that Series under this Article.

                  Upon acceptance of appointment of a successor trustee as provided in this Section 610, the Company shall (i) mail written notice thereof by first-class mail, postage prepaid, to all holders of Securities for which such successor trustee is acting as trustee at their last addresses as they shall appear in the Security Register and (ii) promptly effect notice thereof to the CNV. If

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

the acceptance of appointment is substantially contemporaneous with the resignation, then the notice required by the preceding sentence may be combined with the notice required by Section 609. If the Company fails to mail the notices set out herein within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Company.

                  Section 611. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  Section 612. Appointment of Authenticating Agent. At any time when any of the Securities remain Outstanding, the Trustee, with the approval of the Company, may appoint an Authenticating Agent or Agents with respect to one or more Series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such Series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 307, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Company itself, subject to supervision or examination by United States Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent; provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and, if other than the Company, to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and, if other than the Company, to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee, with the approval of the Company, may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the Series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent (other than an Authenticating Agent appointed at the request of the Company from time to time) reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

                  If an appointment with respect to one or more Series is made pursuant to this Section, the Securities of such Series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

                           CITIBANK, N.A., as Trustee

                                By:_____________________________
                                   As Authenticating Agent

                                By:_____________________________
                                   As Authenticating Agent

                  Section 613. Trustee's Application for Instructions for the Company. Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in

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

writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                  ARTICLE SEVEN

                           Securityholders' Lists and
                               Company Information

                  Section 701. Company to Furnish Trustee Names and Addresses of Securityholders. If in possession of such information, the Company will furnish or cause to be furnished to the Trustee or if not in possession of such information, shall request the Security Registrar to furnish to the Trustee:

                  (a) semiannually, not more than 15 days after each Regular Record Date, in each year in such form as the Trustee may reasonably require, a list of the names and addresses of the Holders of Securities of such Series as of such date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

                  Section 702. Preservation of Information; Communications to Securityholders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in
Section 701 and the names and addresses of Holders of Securities received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) If three or more Holders of Securities of any Series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such Series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such Series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

                  (ii) inform such applicants as to the approximate number of Holders of Securities of such Series or all Securities, as the case may be, whose names and addresses

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

         appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such Series or to all Securityholders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within five days after such tender, the Trustee shall mail to such applicants a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such Series or all Securityholders, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

                  Section 703. Company to Furnish Information. The Company will:

                  (a) furnish to the Trustee, within 15 days after the Company is required to furnish the same to the Commission, copies of such information as the Company shall furnish to the Commission pursuant to Rule 12g3-2(b) under the Exchange Act; and

                  (b) if, at any time during which Securities are outstanding and are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act, the Company is neither subject to Section 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(b) thereunder, the Company will furnish, upon request, to any Holder, any owner of a beneficial interest in any Security or any prospective purchaser designated by a Holder or owner, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

                                  ARTICLE EIGHT

                  Consolidation, Merger, Conveyance or Transfer

                  Section 801. Company May Consolidate, etc., on Certain Terms. The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (1) the corporate entity formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any), interest and Additional Amounts, if any, on all the Securities then outstanding and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  Section 802. Successor Corporation Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. In the event of any such conveyance or transfer, the Company as the predecessor corporation may be dissolved, wound up or liquidated at any time thereafter.

                                  ARTICLE NINE

                             Supplemental Indentures

                  Section 901. Supplemental Indentures Without Consent of Securityholders. Without the consent or vote of the Holders of any Securities, the Company, when authorized by a Corporate Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee and subject to the prior approval of the CNV, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

                  (2) to add to the covenants of the Company, or to surrender any right or power herein conferred upon the Company, for the benefit of the Holders of the Securities of any or all Series (and, if such covenants or the surrender of such right or power are to be for the benefit of less than all Series of Securities, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified Series); or

                  (3) to cure any ambiguity or defect, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other

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

         provisions with respect to matters or questions arising under this Indenture or the Securities or make any other changes herein or therein; or

                  (4) to establish any form of Security, as provided in Article Two, and to provide for the issuance of any Series of Securities as provided in Article Three and to set forth the terms thereof, and/or to add to the rights of the Holders of the Securities of any Series; or

                  (5) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more Series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 610; or

                  (6) to add any additional Events of Default in respect of the Securities of any or all Series (and if such additional Events of Default are to be in respect of less than all Series of Securities, stating that such Events of Default are expressly being included solely for the benefit of one or more specified Series); or

                  (7) to provide for the issuance of Securities in bearer form with coupons, to the extent permitted by law, as well as fully registered form.

                  No supplemental indenture for the purposes identified in clauses (2), (3), (5) or (7) above may be entered into if to do so would adversely affect the interest of the Holders of Securities of any Series.

                  Section 902. Supplemental Indentures with Consent of Securityholders. With the consent or vote of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each Series affected by such supplemental indenture or indentures, by Act or Resolution of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Corporate Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto, subject to the prior approval of the CNV, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities of each such Series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security adversely affected thereby,

                  (1) change the Maturity of the principal of, or the Stated Maturity of any premium on, or any installment of interest on, any Security, or reduce the principal amount thereof or the interest or any premium thereon, or change the method of computing the amount of principal thereof or interest or premium, if any, thereon on any date or change any Place of Payment where, or the Currency in which, the principal of or any premium (including Additional Amounts) or interest on any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity or the Stated Maturity, as the case may be, thereof (or, in the case of redemption or repayment, on or after the Redemption Date or the Repayment Date, as the case may be); or

                  (2) reduce the percentage in aggregate principal amount of the Outstanding Securities of any Series the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture; or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular Series of Securities or which modifies the rights of the Holders of Securities of such Series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other Series.

                  It shall not be necessary for any Act or Resolution of Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act or Resolution shall approve the substance thereof.

                  Section 903. Execution of Supplemental Indentures. In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 901(4) or 901(6)) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Section 904. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby to the extent provided therein. Promptly after the execution by the Company and the Trustee of any supplement to the Indenture, other than a supplemental indenture pursuant to which only Securities are created in accordance with Section 301, the Company shall give notice thereof to the Holders of Securities of such Series, as provided herein, and to the CNV, with a copy to the Trustee, setting forth in general terms the substance of such supplemental indenture. If the Company should fail to give such notice to the Holders of Securities of such Series, within 15 days after the execution of such supplement, the Trustee shall give notice to the Holders of Securities of such Series at the expense of the Company. Any failure on the part of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  Section 905. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and such Securities may be delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE TEN

                                    Covenants

                  Section 1001. Payment of Principal, Premium and Interest. With respect to each Series of Securities, the Company will duly and punctually pay the principal of (and premium, if any) and interest on such Securities in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such Series.

                  Section 1002. Maintenance of Office or Agency. The Company will maintain an office or agency (which may be those of the Trustee, the Paying Agents and the Security Registrar appointed hereunder) in each of The City of New York and Buenos Aires, Argentina, and in each Place of Payment where Securities may be presented or surrendered for payment, where Securities may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

                  Section 1003. Money for Security Payments to be Held in Trust. If the Company shall at any time act as its own Paying Agent for any Series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on, any of the Securities of such Series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided; and will promptly notify the Trustee of its action or failure to so act.

                  Whenever the Company shall have one or more Paying Agents, including the Trustee, for any Series of Securities, it will, on or prior to the Business Day prior to each due date of the principal of (and premium, if any) or interest on, any Securities of such Series, deposit with the Trustee a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest, and (unless such Paying Agent is the Trustee) the

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Company will promptly notify the Trustee of its action or failure to so act. The
Trustee will, upon receipt of such funds, supply such funds to the relevant Paying Agent to enable such Paying Agent to make the relevant payment.

                  The Company will cause each Paying Agent other than the Trustee for any Series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Securities of such Series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such Series) in the making of any such payment of principal (and premium, if any) or interest on the Securities of such Series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any Series of Securities or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee, all sums held in trust by the Company or such Paying Agent in respect of each and every Series of Securities as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Company in respect of all Securities, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any Series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease. The Trustee or such Paying Agent, before being required to make any such repayment, shall at the request and expense of the Company (i) mail to the Holders of the Securities as to which the money to be repaid was held in trust, as their names and addresses appear in the Security Register, or (ii) cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, and in a newspaper published in the Spanish language customarily published on each Business Day and of general circulation in Buenos Aires, Argentina, a notice that such moneys remain

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unclaimed and that, after a date specified in the notice, which shall not be less than 30 days from the date on which the notice was first mailed to the Holders of the Securities as to which the money to be repaid was held in trust or 30 days from the date of such publication, as the case may be, any unclaimed balance of such moneys then remaining will be paid to the Company free of the trust formerly impressed upon it.

                  The Company initially authorizes the Trustee to act as principal Paying Agent and Citibank, N.A., in Buenos Aires, Argentina, to act as Paying Agent for the Securities on its behalf. The Company may at any time and from time to time authorize one or more Persons to act as Paying Agent in addition to or in place of the Trustee in the City of New York and in Buenos Aires, Argentina with respect to any Series of Securities issued under this Indenture. Any Paying Agent appointed hereunder shall be afforded the same rights, protections, immunities and indemnities afforded the Trustee herein.

                  Section 1004. Statement as to Compliance. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Company, stating that

                  (1) a review of the activities of the Company during such year and of the Company's performance under this Indenture and under the terms of the Securities has been made under his supervision; and

                  (2) to the best of his knowledge, based on such review, the Company has complied with all conditions and covenants under this Indenture through such year, or, if there has been a noncured default in the fulfillment of any such obligation, specifying each such noncured default known to him and the nature and status thereof.

                  Section 1005. Corporate Existence. Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and will use its best efforts to do or cause to be done all things necessary to preserve and keep in full force and effect its rights (charter and statutory) and franchises and such rights and franchises of its Subsidiaries; provided, however, that the Company shall not be required to preserve or to cause its Subsidiaries to preserve any such right or franchise or preserve its Subsidiaries' existence if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

                  Section 1006. Limitation on Liens. (a) The Company will not, and will not permit any Material Subsidiary, to incur, issue, assume any Indebtedness secured by a Lien on any property or assets of the Company or any Material Subsidiary without making effective provision to secure the Notes equally and ratably with (or prior to) such Indebtedness for so long as such Indebtedness shall be so secured, unless after giving effect thereto the aggregate amount of all such Indebtedness so secured, would not exceed 15% of the Company's Consolidated Assets.

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                  (b)      The restrictions set forth in clause (a) above shall
not apply to, and there shall be excluded in computing secured Indebtedness for the purpose of such restriction, any of the following:

                  (1) Liens on property or assets of any Material Subsidiary held directly by such Material Subsidiary, securing Indebtedness of a Material Subsidiary;

                  (2) Any lien securing Indebtedness incurred or assumed solely for the purpose of financing all or any part of the cost of acquiring, constructing, improving or repairing any asset, which Lien attaches to such asset concurrently with or within 180 days after the acquisition, construction, improvement or repair of all or any part thereof;

                  (3) Liens on any property or assets securing Indebtedness incurred in connection with:

                           (A)      The exploration or exploitation of
                  hydrocarbon reserves;

                           (B)      The generation, transmission and
                  distribution of electrical energy;

                           (C) The exploration or exploitation of mineral reserves;

                           (D) The provision of crude oil or natural gas related services;

                           (E)      The production, industrialization,
                  processing, treatment, storage, transportation, distribution, purchase or sale of hydrocarbon reserves (including but not limited to, liquid or gaseous hydrocarbons and any products derived therefrom), minerals or metals (including any products derived therefrom) and petrochemical products;

                           (F) The sale of liquid or gaseous hydrocarbons, minerals, metals or other products derived therefrom;

                           (G) The acquisition, construction, development or installation of any property or assets used in connection with an operation described in clause (A) though (F) above; and

                           (H) The acquisition of any participation or equity interests in any entity (including, without limitation, companies, consortiums, joint ventures and other legally permitted forms of association) directly or indirectly engaged in an operation described in clause (A) though (F) above;

                  (4) Liens securing Indebtedness incurred in connection with renovating, improving or repairing any of the Company's property or assets, or expanding or increasing the Company's production capacity;

                  (5) Liens on any property or assets of any corporation at the time such corporation becomes a Subsidiary of the Company and not created in contemplation of such acquisition;

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                  (6)      Liens on any property or assets existing at the time
         of the acquisition of such property or asset and not created in contemplation of such acquisition;

                  (7)      Liens in favor of the Company or any Subsidiary;

                  (8) Liens securing an extension, renewal or replacement of any Indebtedness secured in accordance with clauses (1) through (6) above, provided that such Liens do not extend to, or cover any, property or assets other than the property or assets securing the Indebtedness being refinanced;

                  (9)      Liens arising by operation of law;

                  (10) Liens created as a result of regulations or requirements of a governmental authority;

                  (11) Liens on any property or assets in connection with any regulated program for the industrial development related to the activities performed by the Company imposed or entered into as a result of regulations or requirements of a governmental authority; and

                  (12) Liens securing current taxes, assessments or other governmental charges the validity of which is being contested by the Company in good faith by appropriate proceedings; Liens created pursuant to any order of attachment or similar legal process arising in connection with court proceedings which are being contested by the Company in good faith by appropriate proceedings; any Lien securing claims provided for by mandatory provisions of Argentine law which are being contested by the Company in good faith by appropriate proceedings.

                  Section 1007. Maintenance of Books and Records. The Company shall, and shall cause each of its Subsidiaries to, maintain books, accounts and records in accordance with Argentine GAAP or in the applicable jurisdiction.

                  Section 1008. Further Assurances. The Company shall, at its own cost and expense, execute and deliver to the Trustee all such other documents, instruments and agreements and do all such other acts and things as may be reasonably required, in the opinion of the Trustee, to enable the Trustee to exercise and enforce its rights under this Indenture and under the documents, instruments and agreements required under this Indenture and to carry out the intent of this Indenture.

                  Section 1009. Financial Statements. The Company shall furnish or cause to be furnished to the Trustee within 180 days after the end of each fiscal year or 60 days after such reports are made public (i) annual reports in English, which will include a report of the Company's Board of Directors and annual audited financial statements prepared in conformity with Argentine GAAP and (ii) quarterly reports in English which will include unaudited interim financial statements prepared in conformity with Argentine GAAP.

                  Section 1010. Calculation of Original Issue Discount. The Company shall file with the Trustee promptly at the end of each calendar year
(i) a written notice specifying the

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amount of original issue discount (including daily rates and accrual periods)
accrued on outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                 ARTICLE ELEVEN

                            Redemption of Securities

                  Section 1101. Applicability of Article. The Company may reserve the right to redeem and pay before Stated Maturity all or any part of the Securities of any Series, either by optional redemption, sinking or purchase fund or analogous obligation or otherwise, by provision therefor in the form of Security for such Series established and approved pursuant to Section 202 and on such terms as are specified in such form or in the Corporate Resolution or indenture supplemental hereto with respect to Securities of such Series as provided in Section 301. Redemption of Securities of any Series shall be made in accordance with the terms of such Securities and, to the extent that this Article does not conflict with such terms, the succeeding Sections of this Article.

                  Section 1102. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities redeemable at the election of the Company shall be evidenced by, or made pursuant to authority granted by, a Corporate Resolution. In case of any redemption at the election of the Company of any Securities of any Series the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such Series to be redeemed.

                  In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

                  Section 1103. Selection by Trustee of Securities to be Redeemed. If less than all the Securities of like tenor and terms of any Series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the outstanding Securities of such Series not previously called for redemption, by lot or such method as the Trustee shall deem fair and appropriate and which may include provisions for the selection for redemption of portions of the principal of Securities of such Series of a denomination larger than the minimum authorized denomination for Securities of that Series. Unless otherwise provided in the terms of a particular Series of Securities, the portions of the principal of Securities so selected for partial redemption shall be equal to the minimum authorized denomination of the Securities of such Series, or an integral multiple thereof, and the principal amount which remains outstanding shall not be less than the minimum authorized denomination for Securities of such Series.

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

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed.

                  Section 1104. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each holder of Securities to be redeemed, at its address appearing in the Security Register. Notice of redemption shall also be published in the manner specified in Section 107 to the extent required by such Section not less than 30 nor more than 60 days prior to the Redemption Date.

                  All notices of redemption shall identify the Securities to be redeemed (including CUSIP, CINS and ISIN numbers and Common Codes) and shall state:

                  (1)      the Redemption Date;

                  (2)      the Redemption Price;

                  (3) if less than all outstanding Securities of any Series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Securities to be redeemed, from the Holder to whom the notice is given;

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, and that interest, if any, thereon shall cease to accrue from and after said date;

                  (5) the place where such Securities are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company in the Place of Payment; and

                  (6) if applicable, that the redemption is on account of a sinking fund or purchase fund or other analogous obligations.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's Request, by the Trustee in the name and at the expense of the Company.

                  Section 1105. Deposit of Redemption Price. On or prior to the Business Day prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date.

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

                  Section 1106. Securities Payable on Redemption Date. Notice of Redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of such Securities for redemption in accordance with the notice (except Global Securities, which shall be treated in accordance with customary procedures in the relevant clearing system), such Securities shall be paid by the Company at the Redemption Price. Installments of interest the Stated Maturity of which is on or prior to the Redemption Date shall be payable to the Holders of such Securities registered as such on the relevant Regular Record Dates according to their terms and the provisions of Section 308.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security, or as otherwise provided in such Security.

                  Section 1107. Securities Redeemed in Part. Any Security which is to be redeemed only in part (except Global Securities, which shall be treated in accordance with customary procedures in the relevant clearing system) shall be surrendered at the office or agency of the Company in the Place of Payment with respect to that Series (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same Series and Stated Maturity and of like tenor and terms, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  Section 1108. Provisions with Respect to any Sinking Funds. Unless the form or terms of any Series of Securities shall provide otherwise, in lieu of making all or any part of any mandatory sinking fund payment with respect to such Series of Securities in cash, the Company may at its option (1) deliver to the Trustee for cancelation any Securities of such Series theretofore acquired by the Company, or (2) receive credit for any Securities of such Series (not previously so credited) acquired by the Company and theretofore delivered to the Trustee for cancelation or redeemed by the Company other than through the mandatory sinking fund, and if it does so then (i) Securities so delivered or credited shall be credited at the applicable sinking fund Redemption Price with respect to Securities of such Series, and (ii) on or before the 60th day next preceding each sinking fund Redemption Date with respect to such Series of Securities, the Company will deliver to the Trustee (A) an Officers' Certificate specifying the portions of such sinking fund payment to be satisfied by payment of cash and by delivery or credit of Securities of such Series acquired by the Company or so redeemed, and (B) such Securities so acquired, to the extent not previously surrendered. Such Officers' Certificate shall also state the basis for such credit and that the Securities for which the Company elects to receive credit have not been previously so credited and were not redeemed by the Company through operation of the mandatory sinking fund, if any, provided with respect to such Securities and shall also state that no Event of Default with respect to Securities of such Series has occurred and is continuing. All Securities so delivered to the Trustee shall be canceled by the Trustee and no Securities shall be authenticated in lieu thereof.

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                  If the sinking fund payment or payments (mandatory or
optional) with respect to any Series of Securities made in cash plus any unused balance of any preceding sinking fund payments with respect to Securities of such Series made in cash shall be less than $50,000 (or a lesser sum if the Company shall so request), unless otherwise provided by the terms of such Series of Securities, that cash shall be applied by the Trustee on the sinking fund Redemption Date with respect to Securities of such Series next following the date of such payment to the redemption of Securities of such Series at the applicable sinking fund Redemption Price with respect to Securities of such series, together with accrued interest, if any, to the date fixed for redemption, with the effect provided in Section 1106. The Trustee shall select, in the manner provided in Section 1103, for redemption on such sinking fund Redemption Date a sufficient principal amount of Securities of such Series to utilize that cash and shall thereupon cause notice of redemption of the Securities of such Series for the sinking fund to be given in the manner provided in Section 1104 (and with the effect provided in Section 1106) for the redemption of Securities in part at the option of the Company. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Securities of such Series shall be added to the next cash sinking fund payment with respect to Securities of such Series received by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this
Section 1108. Any and all sinking fund moneys with respect to Securities of any Series held by the Trustee at the Maturity of Securities of such Series, and not held for the payment or redemption of particular Securities of such Series, shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of such Series at Maturity.

                  On or before the Business Day prior to each sinking fund Redemption Date provided with respect to Securities of any Series, the Company shall pay to the Trustee in cash a sum equal to all accrued interest, if any, to the date fixed for redemption on Securities to be redeemed on such sinking fund Redemption Date pursuant to this Section 1108.

                  Section 1109. Optional Redemption in the Event of Change in Argentine Tax Treatment. The Securities of any series may be redeemed at the election of the Company, as a whole, but not in part, at any time upon the giving of notice as provided in Section 1104, at the Redemption Price, if (i) the Company certifies to the Trustee immediately prior to the giving of such notice that it has or will become obligated to pay Additional Amounts with respect to such Securities as a result of any change in or amendment to the laws or regulations of Argentina or any other jurisdiction of incorporation of the Company or any political subdivision or governmental authority thereof or therein having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment occurs after the date of issuance of such Securities and, in the case of any other jurisdiction of incorporation other than the Republic of Argentina, after the date on which the Company is incorporated in such jurisdiction of incorporation, and (ii) such obligation cannot be avoided without cost by the Company taking reasonable measures available to it; provided, however, that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts, if a payment in respect of such Securities were then due. Prior to the giving of any notice of redemption of such Securities pursuant to this Section 1109, the Company shall deliver to the Trustee an Officers' Certificate, stating that the Company is entitled to effect such a redemption pursuant to this Indenture, and setting forth in reasonable detail a statement of the facts giving rise to such right of redemption (together with a

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written Opinion of Counsel to the effect that the Company has become obligated to pay such Additional Amounts as a result of a change or amendment described in this Section and that the Company cannot avoid payment of such Additional Amounts by taking reasonable measures available to it and that all governmental approvals necessary for the Company to effect such redemption have been obtained and are in full force and effect or specifying any such necessary approvals that as of the date of such opinion have not been obtained).

                  Further, if, pursuant to Section 801 of this Indenture, a Person into which the Company is merged or to whom the Company has conveyed, transferred or leased its properties or assets has been or would be required to pay any Additional Amounts as therein provided, each series of Securities may be redeemed at the option of such Person in whole but not in part, at any time (except in the case of Securities that have a variable rate of interest, which may be redeemed on any Interest Payment Date), at a redemption price equal to the principal amount thereof plus accrued interest, to the date fixed for redemption (except in the case of Outstanding Original Issue Discount Securities which may be redeemed at the Redemption Price specified by the terms of such series of Securities). Prior to the giving of notice of redemption of such Securities pursuant to this Indenture, such Person will deliver to the Trustee an Officers' Certificate, stating that such Person is entitled to effect such redemption and setting forth in reasonable detail a statement of circumstances showing that the conditions precedent to the right of such Person to redeem such Securities pursuant to this Section has been satisfied.

                  Section 1110. Purchase of Securities by the Company. The Company may at any time purchase Securities in the open market, by tender or in privately negotiated transactions or otherwise, at any price. All Securities so purchased may be delivered by the Company to the Trustee for cancelation.

                                 ARTICLE TWELVE

                       Defeasance and Covenant Defeasance

                  Section 1201. Company's Option to Effect Defeasance or Covenant Defeasance. The Company may at its option by Corporate Resolution, at any time, elect to have either Section 1202 or Section 1203 applied to the Outstanding Securities of any or all Series upon compliance with the conditions set forth below in this Article Twelve.

                  Section 1202. Defeasance and Discharge. Upon the Company's exercise of the option provided in Section 1201 to have this Section 1202 applied to all the Outstanding Securities of any or all Series the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities on the date the conditions in Section 1204 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by all the Outstanding Securities of any Series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same) except for the following, which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of such Securities to receive, solely from the trust fund described in Section

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1204 and as more fully set forth in such Section, payments in respect of the principal of and premium, if any, and interest on such Securities when such payments are due, (b) the Company's obligations with respect to such Securities under Sections 304, 305, 307, 309, 1002 and 1003, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (d) this Article Twelve and the Company's obligations to the Trustee under Section 607. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under
Section 1203.

                  Section 1203. Covenant Defeasance. Upon the Company's exercise of the option provided in Section 1201 to have this Section 1203 applied to all the Outstanding Securities of any Series (i) the Company shall be released from its obligations under Section 1006 (and with respect to Section 1004, shall be required to provide a statement only with respect to those covenants not defeased pursuant to this Section 1203) with respect to such Securities and (ii) the occurrence of an event with respect to such Securities specified in Sections 501(3) (with respect to Section 1006), 501(4) or 501(5) shall not be deemed to be an Event of Default on and after the date the conditions set forth in Section 1204 are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or clause, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or clause or by reason of any reference in any such Section or clause to any other provision herein or in any other document, but the remainder of this Indenture, with respect to such Securities and any other Securities as to which the Company has not elected to have either Section 1202 or 1203 applied, shall be unaffected thereby.

                  Section 1204. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 1202 or
Section 1203 to the then Outstanding Securities of the applicable Series:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Twelve applicable to it) in trust for the purpose of making the following payments specifically pledged as security for, and dedicated solely to, the benefit of the Holders of all Outstanding Securities of the applicable Series, (A) money in an amount (in such Currency in which such Securities are then specified as payable at Stated Maturity), or (B) Government Obligations (determined on the basis of the Currency in which such Securities are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, Additional Amounts, if any (and premium, if any) and each installment of interest on the applicable Series of Securities on the Stated Maturity of such principal, Additional Amounts, if any (or premium, if any) or

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         installment of interest in accordance with the terms of this Indenture and of such Series of Securities.

                  (2) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable United States Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities with respect to such Series of Securities will not recognize gain or loss for United States Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

                  (3) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of the applicable Series will not recognize gain or loss for United States Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to United States Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

                  (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that such Series of Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

                  (5) No Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(4) and (5) inclusive are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (6) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (7) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that payment of amounts deposited in trust with the Trustee as provided in clause (1) hereof will not be subject to future taxes, duties, fines, penalties, assessments or other governmental charges imposed, levied, collected, withheld or assessed by, within or on behalf of Argentina or any political subdivision or governmental authority thereof or therein having power to tax, except to the extent that Additional Amounts in respect thereof shall have been deposited in trust with the Trustee as provided in clause (1) hereof.

                  (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent provided for relating to either the defeasance under Section 1202 or the covenant defeasance under Section 1203, as the case may be, have been complied with.

                  (9) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended.

                  Section 1205. Deposited Money and Government Obligations to be Held in Trust; Other Miscellaneous Provisions. Subject to the provisions of
Section 1003, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively, for purposes of this Section, the "Trustee") pursuant to Section 1204 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Series of Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the applicable Series of Outstanding Securities; provided, however, that the Company shall pay such Additional Amounts as may be necessary to ensure that amounts received by the Holders after such withholding shall equal the principal, interest and premium, if any, they would have received absent such withholding or deduction.

                  Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section 1204 which, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

                  Section 1206. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 or 1203; provided, however, that if the Company makes any payment of principal of or interest on or Additional Amounts in respect of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Series of Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amended & Restated Indenture to be duly executed all as of the day and year first above written.

                                PECOM ENERGIA S.A.,

                                by _____________________________________________
                                   Name:
                                   Title:

                                by _____________________________________________
                                   Name:
                                   Title:

                                CITIBANK, N.A., as Trustee, by

                                by _____________________________________________
                                   Name:
                                   Title:

                                                                       EXHIBIT A

                             FORM OF GLOBAL SECURITY

CUSIP NO.:  [              ]

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                               PECOM ENERGIA S.A.

                  Incorporated in Argentina as a sociedad anonima (a corporation with limited liability) on November 6, 1946, having legal domicile at Maipu 1, Buenos Aires, Argentina registered with the Public Registry of Commerce (Registro Publico del Comercio) on November 17, 1947 under No. 759, Folio 569, Book 47, Volume A of the Estatutos Nacionales, with a term expiring on June 18, 2046.

                   [DTC RESTRICTED][REGULATION S] GLOBAL NOTE

                               representing up to
                                  US$[        ]
                           Aggregate Principal Amount
                                       of
                               [ ]% Notes due [ ]

US$[              ]                                                     No. [  ]

THIS DTC RESTRICTED GLOBAL NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED BY THE FOLLOWING SENTENCES. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS REGISTERED GLOBAL NOTE, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS REGISTERED GLOBAL NOTE EXCEPT (A) IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER; (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE AND UPON DELIVERY OF AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE ISSUER); (C) OUTSIDE THE UNITED STATES IN

COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT; OR (D) TO AN INSTITUTION THAT IS AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT) IN A TRANSACTION EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT (UPON PROVISION OF AN INVESTOR LETTER AVAILABLE FROM THE TRANSFER AGENT IN NEW YORK CITY, AND, IF REQUESTED BY THE ISSUER, AN OPINION OF COUNSEL, EACH IN A FORM SATISFACTORY TO THE ISSUER), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES. TERMS USED IN THIS LEGEND HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  PECOM ENERGIA S.A., an Argentine corporation duly organized and existing under the law of the Republic of Argentina (referred to herein as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns (the "Registered Holder"), upon surrender hereof the
principal sum of U.S. dollars [     ] (US$[     ]) or such amount as shall be
the outstanding principal amount hereof after (i) subtracting the aggregate principal amount of any Definitive Registered Global Notes (capitalized terms used herein and not defined herein shall have the meaning specified in the Indenture referred to below) that are part of the issue of Notes of which this [DTC Restricted][Regulation S] Global Note is a part (the "Applicable Tranche") and that are issued upon transfer of or in exchange for a portion or portions hereof, (ii) subtracting the aggregate principal amount by which the aggregate principal amount of the [DTC Restricted][Regulation S] Global Note that is part of the Applicable Tranche is increased following a transfer of a portion or portions hereto for a resulting portion or portions of such [DTC Restricted][Regulation S] Global Note, (iii) adding the aggregate principal amount by which the aggregate principal amount of such [DTC Restricted][Regulation S] Global Note is decreased following a transfer of a portion or portions of such [DTC Restricted][Regulation S] Global Note for a resulting portion or portions hereof and (iv) adding the aggregate principal amount of any Definitive Registered Global Notes that are part of the Applicable Tranche and that are canceled upon transfer or exchange for a resulting portion or portions hereof on [ ], [ ], or on such earlier date as the principal hereof may become due in accordance with the provisions hereof (the "Maturity Date"). The Company further unconditionally promises to pay interest in arrears on each
[    ] and [    ], beginning on [     ], [     ] and the Maturity Date on any
outstanding portion of the unpaid principal amount hereof at [ ]% per annum and to pay any Additional Amounts payable in accordance with the Indenture and the Terms and Conditions of the Notes endorsed hereon (the "Terms and Conditions"). Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly
provided for, from [     ], [     ], until payment of said principal sum has
been made or duly provided for. This being a [DTC Restricted][Regulation S] Global Note deposited with the Registered Holder, as holder of record of this [DTC Restricted][Regulation S] Global Note, the Registered Holder shall be entitled to receive payments of principal and interest by wire transfer of immediately available funds, provided that principal and interest due at maturity shall be paid only upon surrender hereof. Such payment shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                  The statements set forth in the restricted legend set forth above are an integral part of the terms of this [DTC Restricted][Regulation S] Global Note and by acceptance hereof each holder of this [DTC Restricted][Regulation S] Global Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

                  This [DTC Restricted][Regulation S] Global Note is issued in
respect of an issue of US$[      ] aggregate principal amount of Notes of the
Company and is governed by the Amended & Restated Indenture (the "Indenture") between the Company and Citibank, N.A., New York Office, as Trustee, and Securities Registrar, the terms of which Indenture are incorporated herein by reference. This [DTC Restricted][Regulation S] Global Note shall in all respects be entitled to the same benefits as other Notes under the Indenture.

                  Upon any exchange or transfer of all or a portion of this [DTC Restricted][Regulation S] Global Note for Definitive Registered Notes or a portion or portions of the [DTC Restricted][Regulation S] Global Note, or upon any exchange or transfer of Definitive Registered Notes or a portion or portions of the [DTC Restricted][Regulation S] Global Note for an interest in this [DTC Restricted][Regulation S] Global Note, in accordance with the terms of the [DTC Restricted][Regulation S] Global Note, this [DTC Restricted][Regulation S] Global Note shall be endorsed to reflect the chance of the principal amount evidenced hereby as provided for in the Indenture.

                  THE TERMS AND CONDITIONS ARE INCORPORATED BY REFERENCE HEREIN IN THEIR ENTIRETY.

                  IN WITNESS WHEREOF, PECOM ENERGIA S.A. has caused this instrument to be duly executed.

Dated:                          PECOM ENERGIA S.A,

                                By:_____________________________________________
                                   Name:
                                   Title: Director

                                By:_____________________________________________
                                   Name:
                                   Title: Syndic

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                CITIBANK, N.A., as Trustee

                                By______________________________________________
                                  Authorized Signatory

                              Terms and Conditions

                  This Note is one of the duly authorized issue of debentures, notes, bonds or other evidences of indebtedness (hereinafter called the "Securities") of the Company, of the series hereinafter specified, all issued or to be issued under and pursuant to the Amended & Restated Indenture dated as of August 1, 2002, as supplemented (herein called the "Indenture"), duly executed and delivered by the Company and Citibank, N.A., as Trustee (herein called the "Trustee"), to which Indenture and any other indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

                  The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Note is one of the series of Securities of the Company issued pursuant to the Indenture and designated as the [ ]% Notes Due [ ] (herein called the "Notes"), limited in aggregate principal amount to US$[ ].

                  The Notes are subject to redemption by the Company, as a whole but not in part, upon not less than 30 nor more than 60 days' prior notice, at a Redemption Price equal to 100% of their principal amount together with interest accrued to the Redemption Date, only if (i) the Company certifies to the Trustee immediately prior to the giving of such notice that it has or will become obligated to pay Additional Amounts with respect to the Notes as a result of any change in or amendment to the laws or regulations of the Republic of Argentina or any other jurisdiction of incorporation of the Company, or any political subdivision or governmental authority thereof or therein having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment occurs after the date of issuance of the Notes and, in the case of any jurisdiction of incorporation of the Company other than the Republic of Argentina, after the date on which the Company is incorporated in such jurisdiction of incorporation and (ii) such obligation cannot be avoided by the Company taking reasonable measures available to it; provided, however, that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts, if a payment in respect of the Notes were then due. Prior to the giving of any notice of redemption of the Notes pursuant to the Indenture, the Company shall deliver to the Trustee an Officers' Certificate, stating that the Company is entitled to effect such a redemption pursuant to the Indenture, and setting forth in reasonable detail a statement of the facts giving rise to such right of redemption (together with a written Opinion of Counsel to the effect, among other things, that the Company has become obligated to pay such Additional Amounts as a result of a change or amendment described herein and that the Company cannot avoid payment of such Additional Amounts by taking reasonable measures available to it and that all governmental approvals necessary for the Company to effect such redemption have been obtained and are in full force and effect or specifying any such necessary approvals that as of the date of such opinion have not been obtained).

                  The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Notes. In addition, subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Notes to make changes that do not adversely affect the rights of any Holder.

                  If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all of the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest on and Additional Amounts, if any, with respect to this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

                  The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of this Note and (b) certain restrictive covenants, upon compliance by the Company with certain conditions set forth therein.

                  The Notes are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Company in the City of New York, in Luxembourg or in Buenos Aires, Argentina, designated for such purpose and in the manner and subject to the limitations provided in the Indenture.

                  The Trustee is the Principal Paying Agent and the Co-Security Registrar with respect to the Notes. The other agents in respect of the Notes are as set forth in Section 3 hereof. The Company reserves the right at any time to vary or terminate the appointment of any Paying or Transfer Agent or Security Registrar, to appoint additional or other Paying or Transfer Agents and other Security Registrars, which may include the Company, and to approve any change in the office through which any Paying or Transfer Agent or Security Registrar acts; provided that there will at all times be a Paying and Transfer Agent in The City of New York and in Buenos Aires, Argentina and, for so long as the Notes are listed on the Luxembourg Stock Exchange, in Luxembourg, and there will be no more than one Security Registrar for the Notes. The Company will give prompt notice to the Holders of Notes of any such variation, termination, appointment or change in office in accordance with Section 107 of the Indenture.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Company in The City of New York, Luxembourg or in Buenos Aires, Argentina designated for such purpose, a new Note or Notes of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

                  No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

                  The Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

                  Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  The following additional provisions shall apply to the Notes:

                  Section 1.        The Notes

                  1.1      The Notes.

                  Pursuant to Sections 201 and 301 of the Indenture, the Company shall issue a series of notes designated the "[ ]% Notes Due [ ], [ ]". The Notes shall be issued initially in an aggregate principal amount of US$[ ] (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306 and 307 of the Indenture). The Company may issue additional Notes of this series under the Indenture, subject to the terms of the Indenture and applicable law. The Notes shall be dated the date of issuance and shall mature at the Maturity Date stated on the front side of this Note. The Notes shall be negotiable obligations under the Negotiable Obligations Law.

                  1.2      Interest Rate

                  The Notes shall bear interest on the outstanding principal amount hereof at a rate per annum of [ ]%. Interest on the Notes will be payable
semiannually in arrears on [ ] and [ ], beginning [       ], [      ].

                  1.3      General Provisions as to Payments

                  All payments on the Notes will be made exclusively in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                  Principal of the Notes will be payable against surrender of such Notes at the corporate trust office of the Trustee or, subject to applicable laws and regulations, at the office of any Paying Agent. Payment of principal of Notes will be made (i) in the case of a Global Note, by wire transfer in immediately available funds to a U.S. Dollar account maintained by the Depositary with a bank in New York City, (ii) in the case of Definitive Securities, either (A) by a U.S. Dollar check drawn on a bank in New York City mailed to the Holder at such Holder's registered address or (B) upon application by the Holder of at least US$1,000,000 in principal amount of Definitive Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a U.S. Dollar account maintained by the Holder with a bank in New York City. Payment of interest on Notes will be made (i) in the case of a Global Note, by wire transfer in immediately available funds to a U.S. Dollar account maintained by the Depositary with a bank in New York City, (ii) in the case of Definitive Securities, either (A) by a U.S. Dollar check drawn on a bank in New York City mailed to the Holder at such Holder's registered address or (B) upon application by the Holder of at least U.S.$1,000,000 in principal amount of Definitive Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a U.S. Dollar account maintained by the Holder with a bank in New York City.

                  If the maturity date or any earlier redemption or repayment date of a Note would fall on a day that is not a Business Day, the payment of principal, premium, if any, and interest will be made on the next succeeding Business Day, and no interest on such payment will accrue for the period from and after such maturity, redemption or repayment date.

                  Holders of Notes represented by Definitive Securities who elect to receive payment of principal and/or interest or the redemption price, if any, in Argentina, must file an application at the specified domicile of the Paying Agent in Argentina between the fifth and third Business Day prior to the relevant Interest Payment Date or redemption date therefor or maturity in order to receive such payment on the relevant Interest Payment Date or at maturity. Such filing shall be made by completing an application for payment, which is available at the specified domicile of the Paying Agent in Argentina. In such application for payment, each such Holder will be required to indicate, among other things, whether or not such Holder is subject to Decree 1076/92 the executive branch of Argentina ("Decree 1076/92") and to Title VI of the Argentine Income Tax Law (text of 1986 as restated). In the event that any such Holder shall fail to make such filing between the fifth and third Business Days prior to the relevant Interest Payment Date, redemption date or maturity date, such Holder shall be entitled to receive the relevant payment on the third Business Day after such filing with the Paying Agent has taken place. All payments to be made by the Paying Agent in Argentina with respect to Definitive Securities shall be in cash or by wire transfer to an account of the Holder in a bank located outside the United States (provided that the Holder has provided the Paying Agent in Argentina with sufficient information concerning such account and bank not less than five Business Days prior to the relevant Interest Payment Date or redemption date therefor or maturity).

                  Any Holder of Notes represented by Definitive Securities subject to Decree 1076/92 must present its Definitive Securities exclusively to the Paying Agent in Argentina and comply with the immediately preceding paragraph in order to receive payments of principal and/or interest thereof or the redemption price thereof.

                  All moneys paid by or on behalf of the Company to the Trustee or to any Paying Agent for payment of the principal of or interest on a Note and not applied but remaining unclaimed for three years after the date upon which such amount shall have become due and payable shall be repaid to or for the account of the Company by the Trustee or such Paying Agent, the receipt of such repayment to be confirmed promptly in writing by or on behalf of the Company, and, to the extent permitted by law, the Holder of the Note shall thereafter look only to the Company for payment that such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease.

                  1.4      Status and Ranking of the Notes

                  The Notes will constitute nonconvertible obligaciones negociables (negotiable obligations) under, and will be issued pursuant to, and in compliance with, all of the requirements of Negotiable Obligations Law and any other applicable Argentine laws and regulations. The Company's payment obligations under the Notes will, except as is or may be provided under Argentine law, at all times rank pari passu in right of payment with all other unsecured and unsubordinated obligations that are not, by their terms, expressly subordinated in right of payment to the Notes.

                  Section 2.         The Agents and the Trustee

                  2.1      Appointment and Authorization

                  The Company appoints and authorizes, and by its acceptance of any Note each Holder appoints and authorizes, in each case to the fullest extent permitted under applicable law, Dexia Banque Internationale a Luxembourg, acting through its office at 69 Route d'Esch, Luxembourg, L-1470, as Luxembourg Paying Agent and Luxembourg Transfer Agent in respect of the Notes, and Citibank, N.A., acting through its Corporate Trust Office, as Co-Security Registrar, Transfer Agent and Principal Paying Agent, and acting also through its branch in Buenos Aires, the Republic of Argentina, currently at Bartolome Mitre 502/30, (1036) Buenos Aires, as Security Registrar, Transfer Agent and Paying Agent in Argentina (each of Banque Internationale a Luxembourg and Citibank, N.A., acting in such capacities, an "Agent" and together the "Agents") to take such action as agent in respect of the Notes and to exercise such powers under the Notes as are delegated to the Agents in such respective capacities by the terms hereof, together with all such powers as are reasonably incidental thereto (including, but not limited to, all the duties that would normally be performed by the Trustee as Co-Security Registrar, Principal Paying Agent and Transfer Agent under the Indenture). In addition to any notice required by this Note, each such Agent shall give the Trustee prompt notice of any action taken by such Agent in compliance with its duties as such Agent. Citibank, N.A. shall, as Co-Security Registrar, keep a registry of the Notes. The designation of Citibank, N.A. as Co-Security Registrar and Transfer Agent, and Dexia Banque Internationale a Luxembourg as Luxembourg Transfer Agent, in each case shall be without prejudice to the designation of Citibank, N.A. acting through its Buenos Aires branch, as the Security Registrar, who will keep a like original register in Argentina as provided in Section 305 of the Indenture. Except to the extent imposed by non-waivable provisions of applicable law, the Trustee shall have no responsibility to the Holders in respect of any obligation delegated to the Agent by the terms hereof. The Trustee shall have no liability for any acts or omissions of the Agent.

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                  2.2      Action by Agents

                  The obligations of the Agents hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agents shall not be required to take any action with respect to any Event of Default, shall not be a trustee for or have any fiduciary duty with respect to any Holder or any other Person hereunder and shall not be acting as a Trustee, under the United States Trust Indenture Act of 1939, as amended, or otherwise. No Agent shall enter into any legal proceedings on behalf of a Holder without the prior written consent of such Holder.

                  2.3      Consultation with Administrative Experts

                  Each Agent may consult with legal counsel (who may be counsel for the Company), independent public accountants and other experts selected by it and no Agent shall be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  2.4      Liability of Agents

                  None of the Agents nor any of their Affiliates nor any of their respective directors, officers, agents, advisors or employees shall be liable to any Holder for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Holders of a majority in aggregate principal amount of the Notes outstanding, and in the case of a meeting of the Holders of the Notes, a majority of the outstanding Notes eligible to vote and attending the meeting or (ii) in the absence of its own gross negligence or willful misconduct. None of the Agents nor any of their respective Affiliates nor any of their respective directors, officers, agents, advisors or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with any issuance or sale of Notes; (ii) the performance or observance of any of the covenants or agreements of the Company; (iii) the satisfaction of any condition specified herein or in the Indenture; or (iv) the validity, effectiveness or genuineness of the Notes or any other instrument or writing furnished in connection herewith. No Agent shall incur any liability to any Holder by acting in reliance upon any notice, consent, certificate, statement, or writing (which may be a bank wire, facsimile transmission or similar writing) reasonably believed by it to be genuine or to be signed by the proper party or parties.

                  2.5      Successor Agent

                  Subject to appointment of a successor, any Agent may resign at any time, and the Company may remove any Agent at any time by giving notice thereof to the other Agents, the Trustee, the Holders, and the CNV. Upon any such pending resignation or removal, the Company shall have the right to appoint a successor Agent. The Company shall give the Trustee prompt notice of such appointment. If no successor Agent shall have been so appointed by the Company and shall have accepted such appointment within 30 days after the retiring Agent gives notice of resignation or the Company gives notice of such removal, then the retiring Agent may, at the expense of the Company, on behalf of the Holders of the Notes and the Company, appoint a successor Agent, which shall be a commercial bank, and notify the Company, the Trustee and

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

each of the Holders of such appointment. Upon the acceptance by a successor Agent of its appointment as Agent hereunder, such successor Agent shall give notice thereof to the Trustee and the CNV and shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it when it was Agent.

                  Section 3.        Miscellaneous

                  3.1      Incorporation of Indenture

                  The Indenture, as supplemented by this Note is in all respects ratified, confirmed and approved and, with respect to the Notes, the Indenture, as supplemented and amended hereby, shall be read, taken and construed as one and the same instrument.

                  3.2      Agents

                  The Company has initially appointed Dexia Banque Internationale a Luxembourg as its Luxembourg Paying Agent, Transfer Agent and Listing Agent and Citibank, N.A. acting through its Buenos Aires branch, as Security Registrar, Transfer Agent and Paying Agent in Argentina.

                  3.3      No Waivers by Agents

                  No failure or delay by any Agent in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided the Agents shall be cumulative and not exclusive of any rights or remedies provided by law.

                  3.4      Governing Law

                  This Note shall be governed by and construed and interpreted in accordance with the laws of the State of New York; provided that all matters relating to the due authorization, execution, issuance and delivery of the Notes by the Company, the approval thereof by the CNV for the offering of the Notes to the public in Argentina and matters relating to the legal requirements necessary for the Notes to qualify as obligationes negociables under Argentine law shall be governed by the Negotiable Obligations Law and other applicable Argentine laws and regulations.

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

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM--as tenants in common
         TEN ENT--as tenants by the entireties
         JT TEN--as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT-- ....................Custodian ...........
                                  (Cust)                       (Minor)
                                   Under Uniform Gifts to Minors Act

                                  ________________________
                                          (State)

                    Additional abbreviations may also be used
                          though not in the above list.

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfers unto

:                                   :
:                                   :

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE:

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE:

________________________________________________________________________________
____________________________________________________________________________the
within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:______________________________

____________________________________
               Signature

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

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in accordance with, the Securities Exchange Act of 1934, as amended.

_______________________________________
           Signature Guarantee

(Notice: The signature must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.)

                     [THE FOLLOWING PROVISION TO BE INCLUDED
                ON ALL SECURITIES OTHER THAN EXCHANGE SECURITIES,
                    PERMANENT OFFSHORE GLOBAL SECURITIES AND
                          OFFSHORE PHYSICAL SECURITIES]

                  In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of an effective Registration or (ii) two years after the later of the original issuance of this Security or the last date on which this Security was held by the Company, or an Affiliate of the Company, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                    [Check One]

         [](a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                    or

         [](b) this Security is being transferred other than in accordance with (a) above and documents are being furnished that comply with the conditions of transfer set forth in this Security and the Indenture.

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

If neither of the foregoing boxes is checked, the Trustee or other Security Registrar shall not be obligated to register this Security in the name of any Person other than the holder hereof unless and until the conditions to any such transfer set forth herein and in Section 3.06 of the Indenture shall have been satisfied.

Date: ______________________________     _______________________________________
                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of the
                                         within-mentioned instrument in every
                                         particular, without alteration or any
                                         change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date: ______________________________     _______________________________________
                                         NOTICE: To be executed by an executive
                                         officer

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

If neither of the foregoing boxes is checked, the Trustee or other Security Registrar shall not be obligated to register this Security in the name of any Person other than the holder hereof unless and until the conditions to any such transfer set forth herein and in Section 3.06 of the Indenture shall have been satisfied.

Date: ______________________________     _______________________________________
                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of the
                                         within-mentioned instrument in every
                                         particular, without alteration or any
                                         change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date: ______________________________     _______________________________________
                                         NOTICE: To be executed by an executive
                                         officer

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

                                                                       EXHIBIT B

Form of Certificate to Be Delivered
in Connection with Transfers
Pursuant to Regulation S

[Trustee]
Attention:

Re:      Pecom Energia S.A. (the "Issuer")
              %            Notes due 200     (the "Securities")

Dear Sirs:

                  In connection with our proposed transfer of $_______ aggregate principal amount of the Securities, we confirm that the sale to [specify transferee] has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

                  1. the offer of the Securities was not made to a person in the United States;

                  2. at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

                  3. no directed selling efforts have been made by us in the United States, as applicable; and

                  4. the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

                  You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any

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

administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                    Very truly yours,

                                    [Name of Transferor]

                                    By:
                                             Authorized Signature

                                       93